UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES

EXCHANGE ACT OF 1934

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DelMar Pharmaceuticals, Inc.

(Name of Registrant as Specified In Its Charter)

(Name(s) of Person(s) Filing Proxy Statement, if other than the Registrant)

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DelMar Pharmaceuticals, Inc.

Suite 720-999 West Broadway

Vancouver, British Columbia, Canada V5Z 1K5

March 12, 2018

Dear Stockholder:

You are cordially invited to attend the 2018 Annual Meeting of Stockholders of DelMar Pharmaceuticals, Inc., or the Annual Meeting, which will be held on Wednesday, April 11, 2018 at 9:00 a.m., local time, at Blake, Cassels & Graydon, LLP, 595 Burrard Street, Suite 2600 in Vancouver, British Columbia, Canada for the following purposes:

●	to elect six directors to the Board of Directors to hold office for the following year until their successors are elected;

●	to consider and adopt an amendment to our articles of incorporation as amended, to increase the number of authorized shares of common stock from 50,000,000 shares to 70,000,000 shares;

●	to consider and approve our 2017 Omnibus Equity Incentive Plan (As Amended and Restated Effective as of February 1, 2018);

●	to hold an advisory vote on executive compensation;

●	to hold an advisory vote on the frequency of holding an advisory vote on executive compensation;

●	to ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for our fiscal year ending June 30, 2018;

●	to transact any other business that may properly come before the meeting or any adjournment thereof.

Please complete, sign and return the proxy card whether or not you plan to attend the Annual Meeting. Alternatively, you may vote online at http://www.proxyandprinting.com/dmpi. Your vote is important regardless of the number of shares you own. Voting by proxy will not prevent you from voting in person (provided you follow the revocation procedures described in the accompanying proxy statement) at the Annual Meeting but will assure that your vote is counted if you cannot attend.

On behalf of the Board of Directors and the employees of DelMar Pharmaceuticals, Inc. we thank you for your continued support and look forward to seeing you at the Annual Meeting.

By:	/s/ Saiid Zarrabian
Saiid Zarrabian
Interim President and Interim Chief Executive Officer

        If you have any questions or require any assistance in voting your shares, please call:

Alliance Advisors LLC

200 Broadacres Drive, 3rd Floor, Bloomfield, NJ 07003

(855) 973-0093

Notice of Annual Meeting of Stockholders

Date:	April 11, 2018
Time:	9:00 a.m., Local Time
Place:	Blake, Cassels & Graydon, LLP, 595 Burrard Street, Suite 2600 in Vancouver, British Columbia, Canada

At our 2018 Annual Meeting, we will ask you:

1.	To elect six directors to the Board of Directors to hold office for the following year until their successors are elected;
2.	To consider and adopt an amendment to our articles of incorporation, as amended, to increase the number of authorized shares of common stock from 50,000,000 shares to 70,000,000 shares;
3.	To consider and approve our 2017 Omnibus Equity Incentive Plan (As Amended and Restated Effective as of February 1, 2018);
4.	To hold an advisory vote on executive compensation;
5.	To hold an advisory vote on the frequency of holding an advisory vote on executive compensation;
6.	To ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for our fiscal year ending June 30, 2018; and
7.	To transact any other business as may properly come before the meeting or any adjournment thereof.

You may vote at the Annual Meeting (or any adjournment or postponement of the Annual Meeting) if you were a stockholder of DelMar Pharmaceuticals, Inc. at the close of business on February 28, 2018, the Record Date. Only stockholders of record at the close of business on the Record Date are entitled to notice of, and to vote at, the Annual Meeting.

By Order of the Board of Directors,

By:	/s/ Scott Praill
Scott Praill
Secretary

Vancouver, British Columbia, Canada

March 12, 2018

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE 2018 ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON APRIL 11, 2018: The Company's Proxy Statement for the 2018 Annual Meeting of Stockholders and the Annual Report to Stockholders for the fiscal year ended June 30, 2017, are available at http://www.proxyandprinting.com/dmpi

You are cordially invited to attend the Annual Meeting. To be sure your vote is counted and assure a quorum is present, it is important that you vote your shares regardless of the number of shares you own. The Board of Directors urges you to vote over the Internet by going to http://www.proxyandprinting.com/dmpi or by telephone by calling (877) 502-0550 or to sign, date and mark the proxy card promptly and return it to DelMar. Voting over the Internet or by telephone or by returning the proxy card will not prevent you from voting in person if you attend the Annual Meeting. Under Securities and Exchange Commission rules, we are providing access to our proxy materials both by sending you this full set of proxy materials, and by notifying you of the availability of our proxy materials on the Internet.

THE MEETING

General

DelMar Pharmaceuticals, Inc., or DelMar, is a Nevada corporation. As used in this proxy statement, “we,” “us,” “our” and the “Company” refer to DelMar. The term “Annual Meeting” as used in this proxy statement refers to the 2018 Annual Meeting of Stockholders and includes any adjournment or postponement of the Annual Meeting.

Pursuant to Securities and Exchange Commission rules, we are providing access to our proxy materials both by sending you this full set of proxy materials, and by notifying you of the availability of our proxy materials online at http://www.proxyandprinting.com/dmpi, where you can access our Proxy Statement for the 2017 Annual Meeting, our Annual Report for the fiscal year ended June 30, 2017 and proxy card. .In addition, our proxy materials provide instructions on how you may request to receive, at no charge, all future proxy materials in printed form by mail or electronically by email. Your election to receive proxy materials by mail or email will remain in effect until you revoke it. Choosing to receive future proxy materials by email will save us the cost of printing and mailing documents to stockholders and will reduce the impact of our annual meetings on the environment.

The Board of Directors, or the Board, is soliciting your proxy to vote at the Annual Meeting. This proxy statement summarizes the information you will need to know to cast an informed vote at the Annual Meeting. You do not need to attend the Annual Meeting to vote your shares. You may simply complete, sign and return the proxy card and your votes will be cast for you at the Annual Meeting or you may vote online at http://www.proxyandprinting.com/dmpi. This process is described below in the section entitled “Voting Rights.”

This proxy statement and the Notice of Annual Meeting are dated March 12, 2018. If you owned shares of common stock, or Series B Preferred Stock of DelMar or were a holder of exchangeable shares, or the Exchangeable Shares, of 0959456 B.C. Ltd., or Exchangeco, a wholly-owned subsidiary of DelMar, at the close of business on February 28, 2018, the Record Date, you are entitled to vote at the Annual Meeting, as set out below. On the Record Date, there were 21,927,517 shares of common stock, one share of the Special Voting Preferred Stock, and 881,113 shares of Series B Preferred Stock of DelMar outstanding.

Each share of common stock is entitled to one vote per share. Each share of Series B Preferred Stock is convertible into 2.5 shares of common stock and entitles its holder to vote with the common stock on an as-converted basis. As of the Record Date, we had outstanding shares of Series B Preferred Stock that are convertible into approximately 2,202,792 shares of common stock. The holder of the share of Special Voting Preferred Stock is entitled to cast the number of votes equal to the number of Exchangeable Shares of Exchangeco outstanding as of the Record Date (i) that are not owned by DelMar or any affiliated companies and (ii) as to which the holder of the Special Voting Preferred Stock has received voting instructions from the holders of such Exchangeable Shares in accordance with the Voting and Exchange Trust Agreement entered into by and among DelMar, 0959454 B.C. Ltd., or Callco, Exchangeco and Computershare Trust Company of Canada. The Special Voting Preferred Stock entitles its holder to vote as a single class with the common stock. As of the Record Date, there were Exchangeable Shares of Exchangeco exchangeable for 932,761 shares of common stock of DelMar.

Purpose Of Annual Meeting

At the Annual Meeting, you will be asked to vote:

●	to elect six directors, to hold office for the following year until their successors are elected;

●	to consider and adopt an amendment to our articles of incorporation, as amended, or Articles of Incorporation, to increase the number of authorized shares of common stock from 50,000,000 shares to 70,000,000 shares;

●	to consider and approve our 2017 Omnibus Equity Incentive Plan (As Amended and Restated Effective as of February 1, 2018), or Amended and Restated 2017 Plan;

●	to hold an advisory vote on executive compensation;

●	to hold an advisory vote on the frequency of holding an advisory vote on executive compensation;

●	to ratify the appointment of Ernst & Young LLP as DelMar’s independent registered accounting firm for the fiscal year ending June 30, 2018; and

●	to transact any other business that may properly come before the Annual Meeting.

The Annual Meeting will be held on April 11, 2018 at 9:00 a.m., local time, at Blake, Cassels & Graydon, LLP, 595 Burrard Street, Suite 2600 in Vancouver, British Columbia, Canada. If you need to obtain directions to the Annual Meeting, please contact Scott Praill, at spraill@delmarpharma.com.

Quorum

A quorum of stockholders is necessary to hold a valid meeting. A quorum is defined in DelMar’s bylaws, as amended, or the Bylaws, as two persons being shareholders of DelMar that are present, or represented by proxy. We will include proxies marked as abstentions and broker non-votes to determine the number of shares present at the Annual Meeting.

Voting Rights

Holders of DelMar’s common stock are entitled to one vote at the Annual Meeting for each share of the common stock that he or she owned as of record at the close of business on February 28, 2018, or the Record Date.

Holders of DelMar’s Series B Preferred Stock are entitled to vote on an as converted basis of the Series B Preferred Stock into common stock of DelMar that he or she owned as of the Record Date (or 2.5 shares of common stock for each share of Series B Preferred Stock).

The holder of DelMar’s Special Voting Preferred Stock is entitled to cast the number of votes equal to the number of Exchangeable Shares of Exchangeco outstanding as of the Record Date (i) that are not owned by DelMar or any affiliated companies and (ii) as to which the holder of the Special Voting Preferred Stock has received voting instructions from the holders of such Exchangeable Shares in accordance with the Voting and Exchange Trust Agreement entered into by and among DelMar, Callco, Exchangeco and Computershare Trust Company of Canada. As of the Record Date, there were Exchangeable Shares of Exchangeco exchangeable for 932,761 shares of common stock.

The number of shares you own (and may vote) is listed on your proxy card.

You may vote your shares at the Annual Meeting in person, over the Internet or by proxy. To vote in person, you must attend the Annual Meeting and obtain and submit a ballot, which we will provide to you at the Annual Meeting. If your shares are not registered in your own name, you will need appropriate documentation from your stockholder of record to vote in person at the Annual Meeting. Examples of such documentation include a broker’s statement, letter or other document that will confirm your ownership of shares of DelMar.

To vote over the Internet, you must go to http://www.proxyandprinting.com/dmpi. To vote by proxy, complete, sign and return the proxy card in the enclosed postage-paid envelope. If you properly complete your proxy card and send it to us in time to vote, your “proxy” (one of the individuals named on your proxy card) will vote your shares as you have directed. If you sign the proxy card but do not make specific choices, your proxy will vote your shares FOR the Board’s nominees for director, FOR the adoption of an amendment to our Articles of Incorporation, FOR the approval of our Amended and Restated 2017 Plan, FOR the approval of the compensation of the Named Executive Officers, FOR EVERY THREE YEARS on the frequency of holding an advisory vote on executive compensation, and FOR the ratification of the appointment of our independent registered public accounting firm and, in the discretion of the proxy holders, on any other matters that properly come before the meeting. If any other matter is presented, your proxy will vote your shares as a majority of the Board determines. As of the date of this proxy statement, we know of no other matters that may be presented at the Annual Meeting, other than those listed in the Notice of the Annual Meeting.

If you hold your shares through a bank, brokerage firm or other nominee, you should vote your shares in accordance with the steps required by such bank, brokerage firm or other nominee.

Vote Required

Assuming that a quorum is present, the following votes will be required to approve each proposal:

With respect to the first proposal (election of directors), directors are elected by a plurality of the votes present in person or represented by proxy and entitled to vote on the election of directors. The director nominees who receive the greatest number of votes at the Annual Meeting (up to the total number of directors to be elected) will be elected. As a result, abstentions and “broker non-votes” (see below), if any, will not affect the outcome of the vote on Proposal 1. Consequently, only shares that are voted in favor of a particular nominee will be counted toward such nominee’s achievement of a plurality. You may not vote your shares cumulatively for the election of directors.

 With respect to the proposal to adopt an amendment to our Articles of Incorporation to increase the number of shares of authorized common stock, the affirmative vote of a majority of the eligible shares held by the stockholders entitled to vote in person or by proxy is required to approve this proposal. As a result, abstentions, “broker non-votes” (see below), if any, and any other failure to submit a proxy or vote in person at the meeting will have the same effect as a vote AGAINST Proposal 2.

 With respect to the proposal to consider and approve our Amended and Restated 2017 Plan, the affirmative vote of a majority of all the votes cast for Proposal 3 is required to approve this proposal. As a result, abstentions, “broker non-votes” (see below), if any, and any other failure to submit a proxy or vote in person at the meeting will not affect the outcome of the vote of Proposal 3.

With respect to the proposal to approve, on an advisory basis, the compensation of our Named Executive Officers as disclosed in this proxy statement (Proposal 4), the affirmative vote of a majority of all of the votes cast for Proposal 4 is required to approve this proposal. As a result, abstentions, “broker non-votes” (see below), if any, and any other failure to submit a proxy or vote in person at the meeting will not affect the outcome of the vote of Proposal 4.

With respect to the advisory vote on the frequency of holding an advisory vote on the compensation of our Named Executive Officers (Proposal 5), the frequency alternative that receives the highest number of votes cast will be considered the frequency alternative that is preferred by our stockholders. As a result, abstentions, “broker non-votes” (see below), if any, and any other failure to submit a proxy or vote in person at the meeting will not affect the outcome of the vote of Proposal 5.

With respect to the proposal to ratify the appointment of Ernst & Young LLP and approval of any other matter that may properly come before the Annual Meeting the affirmative vote of a majority of all of the votes cast, is required to approve these proposals. As a result, abstentions, “broker non-votes” (see below), if any, and any other failure to submit a proxy or vote in person at the meeting, will not affect the outcome of the vote of Proposal 6.

You will not have any dissenters’ rights of appraisal in connection with any of the matters to be voted on at the meeting.

The Board has determined that a vote in favor of the foregoing proposals is in the best interests of DelMar and its stockholders and unanimously recommends a vote FOR the Board’s nominees for director, FOR the adoption of an amendment to our Articles of Incorporation, FOR the approval of our Amended and Restated 2017 Plan, FOR the approval, on an advisory basis of the compensation of the Named Executive Officers, FOR the approval of the advisory vote on executive compensation to be held every three years, and FOR the ratification of the appointment of our independent registered public accounting firm and, in the discretion of the proxy holders, on any other matters that properly come before the meeting.

Broker Non-Votes

Banks and brokers acting as nominees are permitted to use discretionary voting authority to vote proxies for proposals that are deemed “routine” by the New York Stock Exchange, but are not permitted to use discretionary voting authority to vote proxies for proposals that are deemed “non-routine” by the New York Stock Exchange. A broker “non-vote” occurs when a proposal is deemed “non-routine” and a nominee holding shares for a beneficial owner does not have discretionary voting authority with respect to the matter being considered and has not received instructions from the beneficial owner. The determination of which proposals are deemed “routine” versus “non-routine” may not be made by the New York Stock Exchange until after the date on which this proxy statement has been mailed to you. As such, it is important that you provide voting instructions to your bank, broker or other nominee, if you wish to determine the voting of your shares. If the New York Stock Exchange determines any of our proposals to be “non-routine,” a failure to vote, or to instruct your broker how to vote any shares held for you in your broker’s names will have the same effect as a vote against Proposal 2, but will have no effect with respect to Proposal 1 and Proposals 3-6.

 The Board of Directors is not aware of any other matters to be presented for action at the meeting, but if other matters are properly brought before the meeting, shares represented by properly completed proxies received by mail, telephone or the Internet will be voted in accordance with the judgment of the persons named as proxies.

Changing Your Vote after Voting over the Internet or Revoking Your Proxy

You may change your vote by voting in person at the Annual Meeting even if you previously voted over the Internet. Alternatively, you may change your vote by contacting Island Stock Transfer by e-mail at akotlova@islandstocktransfer.com or by phone at (877) 502-0550, and then re-voting over the Internet following the instructions provided.

You may revoke your proxy at any time before it is exercised by:

●	filing with our Secretary, a letter revoking the proxy;

●	submitting another signed proxy with a later date; or

●	attending the Annual Meeting and voting in person, provided you file a written revocation with the Secretary of the Annual Meeting prior to the voting of such proxy.

If your shares are not registered in your own name, you will need appropriate documentation from your stockholder of record to vote in person at the Annual Meeting. Examples of such documentation include a broker’s statement, letter or other document that will confirm your ownership of shares of DelMar.

Solicitation of Proxies

DelMar will pay the costs of soliciting proxies from its stockholders. directors, officers or employees of DelMar may solicit proxies by mail, telephone or other forms of communication. We will also reimburse banks, brokers, nominees and other fiduciaries for the expenses they incur in forwarding the proxy materials to you.

DelMar has also retained Alliance Advisors LLC to assist it in the solicitation of proxies. Alliance Advisors LLC will solicit proxies on behalf of DelMar from individuals, brokers, bank nominees and other institutional holders in the same manner described above. The fees that will be paid to Alliance Advisors LLC are anticipated to be approximately $9,000, and we will reimburse their out-of-pocket expenses. DelMar has also agreed to indemnify Alliance Advisors against certain claims.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information, as of February 21, 2018 with respect to the beneficial ownership of the outstanding common stock by (i) any holder of more than five (5%) percent; (ii) each of the Company’s Named Executive Officers and directors; and (iii) the Company’s directors and executive officers as a group. Except as otherwise indicated, each of the stockholders listed below has sole voting and investment power over the shares beneficially owned.

Name of Beneficial Owner (1)	Common Stock Beneficially Owned		Percentage of Common Stock (2)
Directors and Named Executive Officers:

Erich Mohr	61,132	(3)	*
John K. Bell	150,301	(4)	*
Lynda Cranston	35,682	(5)	*
Robert J. Toth, Jr.	44,619	(6)	*
Saiid Zarrabian	110,900	(7)	*
Jeffrey Bacha	1,173,671	(8)	5.1%
Dennis Brown	946,065	(9)	4.3%
Scott Praill	208,998	(10)	*
All officers and directors as a group (8 persons)	2,731,368		12.2%
Beneficial owners of more than 5%:
Valent Technologies, LLC	537,500	(11)	2.5%
Franklin Resources, Inc.	1,884,616	(12)	8.4%
Charles B. Johnson	1,884,616	(12)	8.4%
Rupert H. Johnson, Jr.	1,884,616	(12)	8.4%
Franklin Advisers, Inc.	1,884,616	(12)	8.4%
Intracoastal Capital LLC	1,800,000	(13)	7.7%
Mitchell P. Kopin	1,800,000	(13)	7.7%
Daniel B. Asher	1,800,000	(13)	7.7%

*   Less than 1%

(1)	Except as otherwise indicated, the address of each beneficial owner is c/o DelMar Pharmaceuticals, Inc., Suite 720 - 999 West Broadway, Vancouver, British Columbia, Canada V5Z 1K5.

(2)	Applicable percentage ownership is based on 21,927,517 shares of common stock outstanding as of February 21, 2018 together with securities exercisable or convertible into shares of common stock within 60 days of February 21, 2018 for each stockholder. Beneficial ownership is determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to securities. Shares of common stock that are currently exercisable or exercisable within 60 days of February 21, 2018 are deemed to be outstanding and beneficially owned by the person holding such securities for the purpose of computing the percentage of ownership of such person, but are not treated as outstanding for the purpose of computing the percentage ownership of any other person.

(3)	Includes 30,000 shares issuable upon exercise of vested stock options and 23,438 shares issuable upon the conversion of Series B Preferred Stock.

(4)	Includes 95,301 shares owned by Onbelay Capital, Inc., 12,500 shares issuable upon exercise of warrants held by Onbelay Capital, Inc., 30,000 shares issuable upon exercise of vested stock options, and 12,500 shares issuable upon the conversion of Series B Preferred Stock held by Onbelay Capital, Inc.

(5)	Includes 2,557 shares held by J.G. Cranston & Associates, Inc., 30,000 shares issuable upon exercise of vested options and 3,125 shares issuable upon the conversion of Series B Preferred Stock.

(6)	Includes 30,000 shares issuable upon exercise of vested stock options and 3,250 shares issuable upon the conversion of Series B Preferred Stock.

(7)	Includes, 5,900 shares owned by Mr. Zarrabian’s child and 50,000 shares issuable upon exercise of vested stock options.

(8)	Includes 868,386 shares issuable upon exchange of Exchangeable Shares (including 158,750 shares held in trust), 218,600 shares issuable upon exercise of vested stock options, 15,000 shares issuable upon exercise of warrants, and 7,813 shares issuable upon the conversion of Series B Preferred Stock.

(9)	Includes 537,500 shares held by Valent Technologies, LLC, 161,400 shares issuable upon exercise of vested stock options, 21,250 shares issuable upon exercise of warrants held by Dr. Brown, and 7,500 shares issuable upon the conversion of Series B Preferred Stock.

(10)	Includes 114,546 shares issuable upon exercise of vested stock options, 12,500 shares issuable upon exercise of warrants and 9,375 shares upon the conversion of Series B Preferred Stock.

(11)	Valent Technologies, LLC is owned by Dennis Brown, the Company’s Chief Scientific Officer.

(12)	Based on Schedule 13G/A filed with the SEC on February 6, 2018. Includes 807,692 shares of Common Stock issuable upon the exercise of warrants. The address of the shareholder is One Franklin Parkway, San Mateo, CA 94403-1906. Charles B. Johnson and Rupert H. Johnson, Jr., or the Principal Shareholders, each own in excess of 10% of the outstanding common stock of Franklin Resources, Inc., or FRI, and are the principal stockholders of FRI. FRI and the Principal Shareholders may be deemed to be, for purposes of Rule 13d-3 under the Securities Act, the beneficial owners of securities held by persons and entities for whom or for which FRI subsidiaries provide investment management services. Franklin Advisors, Inc. is a subsidiary of FRI and may be deemed to have sole voting and dispositive power over the shares held by FRI. FRI, the Principal Shareholders and each of the Investment Management Subsidiaries (as defined in the Schedule 13G) disclaim any pecuniary interest in any of such securities. See the Schedule 13G/A filed on February 6, 2018 for more information.

(13)	Based on Schedule 13G/A filed with the SEC on February 13, 2018. Includes 1,800,000 shares of Common Stock issuable upon the exercise of warrants held by Intracoastal Capital LLC, or Intracoastal. The address of Intracoastal and Mr. Kopin is 245 Palm Trail, Delray Beach, Florida 33483. The address of Mr. Asher is 111 W. Jackson Boulevard, Suite 2000, Chicago, Illinois 60604. Messrs Kopin and Asher share voting and dispositive power over the securities owned by Intracoastal and are therefore deemed to be, for purposes of Rule 13d-3 under the Securities Act, the beneficial owners of such securities. See the Schedule 13G/A filed on February 13, 2018 for more information.

_____________________

PROPOSAL 1

ELECTION OF DIRECTORS

 _____________________

Our Board is currently composed of seven directors, but effective as of the date of the Annual Meeting, our Board will be reduced to six members. Vacancies on the Board may be filled only by persons elected by a majority of the remaining directors. A director elected by the Board to fill a vacancy, including vacancies created by an increase in the number of directors, shall serve for the remainder of the full term of that director for which the vacancy was created and until the director’s successor is duly elected and qualified.

The nominees listed below include five incumbent directors. Dennis Brown, our Chief Scientific Officer, who has served as director since February 2013, and Jeffrey Bacha, who has served as a director since February 2013, will not be standing for re-election. If elected at the Annual Meeting, each of these nominees would serve until the next annual meeting and until his or her successor has been duly elected and qualified, or, if sooner, until the director’s death, resignation or removal.

Directors are elected by a plurality of the votes of the holders of shares present in person or represented by proxy and entitled to vote on the election of directors. Abstentions and broker non-votes will not be treated as a vote for or against any particular director nominee and will not affect the outcome of the election. Stockholders may not vote, or submit a proxy, for a greater number of nominees than the six nominees named below. The director nominees receiving the highest number of affirmative votes will be elected. Shares represented by executed proxies will be voted, if authority to do so is not withheld, for the election of the six director nominees named below. If any director nominee becomes unavailable for election as a result of an unexpected occurrence, shares that would have been voted for that nominee will instead be voted for the election of a substitute nominee proposed by our Board. Each person nominated for election has agreed to serve if elected. Our management has no reason to believe that any nominee will be unable to serve.

Nominees for Election Until the Next Annual Meeting

The following table sets forth the name, age, position and tenure of each of the nominees at the 2018 Annual Meeting:

Name	Age	Position(s) Held With DelMar	Director Since

Erich Mohr, PhD R. Psych.	63	Chairman of the Board	2015

John K. Bell, FCPA, CPA	71	Director	2013

Lynda Cranston, BScN, MScN, ICD.D	70	Director	2015

Robert J. Toth, Jr., MBA	54	Director	2013

Robert Hoffman	52	Director	-

Saiid Zarrabian	65	Interim President, Interim Chief Executive Officer and Director	2017

The following includes a brief biography of each of the nominees standing for election to the Board of Directors at the Annual Meeting, based on information furnished to us by each director nominee, with each biography including information regarding the experiences, qualifications, attributes or skills that caused the Nominating and Corporate Governance Committee and the Board of Directors to determine that the applicable nominee should serve as a member of our Board of Directors.

Dr. Erich Mohr, Ph.D., R. Psych., has served as our Independent Chairman since July 7, 2017 and as independent director since March 31, 2015. Dr. Mohr has nearly two decades of biotechnology experience in executive leadership roles as co-founder, chief scientific officer, chief executive officer and board member. Dr. Mohr has overseen and participated in dozens of clinical development programs and regulatory advisory panels. He is currently Chairman, Chief Executive Officer and Founder of MedGenesis Therapeutix Inc., a privately-held biopharmaceutical company committed to developing and commercializing innovative therapeutics to provide life-enhancing treatments to patients with serious neurologic diseases. Formerly, he was Chairman and Chief Executive Officer of CroMedica Global Inc., which merged with PRA International in 2002 to form one of the major contract research organizations in the world. In addition to his industry experience, Dr. Mohr has over 30 years of experience in experimental therapeutics of CNS disorders including eight years at the University of Ottawa, ultimately as a Professor of Medicine (Neurology) and Psychology. Dr. Mohr is the author of over 150 publications, books, book chapters and abstracts. Currently, he is the Chair of the Board of Governors of the University of Victoria, British Columbia, having previously served as a member and as Vice Chair. He earned his Masters of Science and Ph.D. in Neuropsychology at the University of Victoria, British Columbia, and his Bachelors of Arts in Psychology and dual Bachelors of Science in Chemistry and Biology from the University of the Pacific in Stockton, California. Dr. Mohr’s scientific and business executive knowledge and experience qualify him to serve on our Board of Directors.

John K. Bell, FCPA, FCA, ICD.D has served as a director since February 11, 2013. John K. Bell is Chairman of Onbelay Capital Inc., a Canadian based private equity company. Prior to that, from 1996 to 2005, Mr. Bell was CEO and owner of Polymer Technologies Inc., an automotive parts manufacturer. Prior to that, from 1977 to 1995, Mr. Bell was founder and owner of Shred-Tech Limited a global manufacturer and supplier of industrial shredders and mobile document shredders. Mr. Bell served as interim CEO and director of ATS Automation Tooling Systems (TSX-ATA) in 2007. Mr. Bell is a director of Strongco Corporation (TSX-SQP), Canopy Growth Corp.(TSX-WEED), and the Royal Canadian Mint (TSX-MNT). Mr. Bell is the past National secretary and board member of The Crohns and Colitis Foundation of Canada. Mr. Bell is also the past Chairman of Waterloo Regional Police, Cambridge Memorial Hospital, Canada’s Technology Triangle accelerator network and The Region of Waterloo prosperity counsel. Mr. Bell is a graduate of Western University Ivey School of Business, a Fellow of the institute of Chartered Accountants of Ontario, a graduate of the Institute of Directors Program of Canada and the owner’s president program at Harvard and International marketing program at Oxford. Mr. Bell’s financial and executive business experience qualifies him to serve on our Board of Directors.

Lynda Cranston BScN, MScN, ICD.D has served as a director since February 5, 2015. Mrs. Cranston comes to the Board with over 20 years of experience at the CEO level in healthcare. She is presently Chair of the British Columbia Rapid Transit Company. She previously was, from 2014 to 2016, the National Chair of the Gastrointestinal Association of Canada. In 2013 she retired from the healthcare industry and her last appointment prior to her retirement was as the first CEO of the British Columbia Provincial Health Services Authority (2002 to 2013). From 1998-2001, Mrs. Cranston had been the first CEO of the Canadian Blood Services in Ottawa, ON. Before moving to Ottawa, Mrs. Cranston, as the CEO of B.C. Women’s Hospital and Healthcare Centre had merged the organization with the BC Children’s Hospital and the Sunny Hill Health Centre for Children to become the Children’s and Women’s Healthcare Centre of BC. Following the merger Mrs. Cranston became the first CEO. In 2013, Mrs. Cranston was identified as a member of Diversity 50 by the Canadian Board Diversity Council as being one of Canada’s most board ready candidates. Mrs. Cranston was awarded the Board Chair Award of Excellence by the HealthCare Leaders’ Association of British Columbia in 2008. In 2007, she was inducted into Canada’s Most Powerful Women Top 100 Hall of Fame after having been identified in ’04,’05 & ’06 as one of Canada’s Most Powerful Women Top 100. Mrs. Cranston is a recipient of the YWCA Women of Distinction Award, the 125th Anniversary of the Confederation of Canada Commemorative Medal for community contributions, and the Queen’s Golden Jubilee Medal for contribution to Canada and community. Mrs. Cranston is a graduate of the University of Ottawa and the University of Western Ontario. Mrs. Cranston’s healthcare industry and executive knowledge and experience qualify her to serve on our Board of Directors.

Robert J. Toth, Jr., MBA has served as a director since August 20, 2013. Since 2005, Mr. Toth has primarily been managing his personal investment portfolio. From 2004-2005, Mr. Toth served as a consulting analyst to Narragansett Asset Management, a New York-based healthcare-focused hedge fund, where he advised the firm on biotechnology investments. From 2001-2003, he was the Senior Portfolio Manager for San Francisco-based EGM Capital’s Medical Technology hedge fund, where he was responsible for managing and maintaining a dedicated medical technology portfolio. Mr. Toth began his Wall Street career in 1996 as an Equity Research Associate for Vector Securities International, a healthcare-focused brokerage firm. From 1997–1999 he served as Senior Biotechnology Analyst. He joined Prudential Securities as Senior Vice President and Biotechnology Analyst where he served from 1999-2001 following Prudential’s acquisition of Vector. His responsibilities included the analysis of commercial, clinical and scientific fundamentals of oncology and genomics-based biotechnology companies on behalf of institutional investors. Mr. Toth was named to the Wall Street Journal’s Allstar List for stock picking in 1999. Mr. Toth received an MBA from the University of Washington and Bachelor of Science degrees in Biological Sciences and Biochemistry from California Polytechnic State University, San Luis Obispo. Mr. Toth’s financial and biotechnology industry knowledge and experience quality him to serve on our Board of Directors.

Robert Hoffman has served as a member of Kura Oncology, Inc.’s Board of Directors since March 2015. Mr. Hoffman has served as Senior Vice President and Chief Financial Officer of Heron Therapeutics, Inc., a publicly-held pharmaceutical company since April 2017. Prior to joining Heron Therapeutics, Inc., Mr. Hoffman served as Executive Vice President and Chief Financial Officer of Innovus Pharmaceuticals, Inc., a publicly-held pharmaceutical company, from September 2016 to April 2017. From July 2015 to September 2016, Mr. Hoffman served as Chief Financial Officer of AnaptysBio, Inc., a publicly-held biotechnology company. From June 2012 to July 2015, Mr. Hoffman served as the Senior Vice President, Finance and Chief Financial Officer of Arena Pharmaceuticals, Inc., or Arena, a publicly-held biopharmaceutical company. From August 2011 to June 2012 and previously from December 2005 to March 2011, he served as Arena’s Vice President, Finance and Chief Financial Officer and in a number of various roles of increasing responsibility from 1997 to December 2005. From March 2011 to August 2011, Mr. Hoffman served as Chief Financial Officer for Polaris Group, a biopharmaceutical drug company. Mr. Hoffman formerly served as a member of the Board of Directors of CombiMatrix Corporation, a molecular diagnostics company, and MabVax Therapeutics Holdings, Inc., a biopharmaceutical company. Mr. Hoffman serves as a member of the Financial Accounting Standards Board’s Small Business Advisory Committee and the steering committee of the Association of Bioscience Financial Officers. Mr. Hoffman formerly served as a director and President, of the San Diego Chapter of Financial Executives International. Mr. Hoffman holds a B.B.A. from St. Bonaventure University, and is licensed as a C.P.A. (inactive) in the State of California. Mr. Hoffman’s financial and biopharmaceutical industry knowledge and experience, including serving on other boards of directors, qualify him to serve on our Board of Directors.

Saiid Zarrabian has served as our Interim President since January 1, 2018, our Interim Chief Executive Officer since November 3, 2017 and has served as a director since July 7, 2017. Since October 2016, Mr. Zarrabian has served as an advisor to Redline Capital Partners, S.A., a Luxemburg based investment firm. From 2012 to 2014 he served as Chairman and member of the Board of La Jolla Pharmaceutical Company during which time the company transitioned from an OTC listed company to a NASDAQ listed company. From 2012 to 2013 he served as President of the Protein Production Division of Intrexon Corporation, a synthetic biology company. He has also previously served as CEO and member of the Board of Cyntellect, Inc., a stem cell processing and visualization Instrumentation company until its sale in 2012, as President and COO of Senomyx, Inc., a company focused on discovery and commercialization of new flavor ingredients, and as COO of Pharmacopeia, Inc., a former publicly-traded provider of combinatorial chemistry discovery services and compounds, where he also served as President & COO of its MSI Division. In addition, Mr. Zarrabian has served on numerous private and public company boards, including at Immune Therapeutics, Inc., Exemplar Pharma, LLC, Ambit Biosciences Corporation, eMolecules, Inc., and Penwest Pharmaceuticals CO. His other experience includes COO at Molecular Simulations, COO of Symbolics, Inc., and as R&D Director at Computervision, Inc. Mr. Zarrabian’s scientific and business executive knowledge, and experience as our interim chief executive officer qualify him to serve on our Board of Directors.

The Board of Directors recommends a vote “FOR” all of the nominees for election as directors.

Related Party Transactions

During the fiscal year ended June 30, 2017, we did not have any reportable related party transactions.

CORPORATE GOVERNANCE

Board of Directors Operations and Meetings

Our Board currently consists of seven members, but effective as of the date of the Annual Meeting, our Board will be reduced to six members. Our directors hold office until their successors have been elected and qualified or until the earlier of their resignation or removal.

We have no formal policy regarding board diversity. Our priority in selection of board members is identification of members who will further the interests of our stockholders through their established record of professional accomplishment, the ability to contribute positively to the collaborative culture among board members, knowledge of our business and understanding of the competitive landscape.

Our Board met eleven times in fiscal 2017. Each of the directors attended at least 75% of the aggregate of (i) the total number of meetings of our Board (held during the period for which such directors served on the Board), and (ii) the total number of meetings of all committees of our Board on which the director served (during the periods for which the director served on such committee or committees).

The Board oversees our business and monitors the performance of our management. In accordance with our corporate governance procedures, the Board does not involve itself in the day-to-day operations of DelMar. Our executive officers and management oversee our day-to-day operations. Our directors fulfill their duties and responsibilities by attending meetings of the Board, which are usually held on at least a quarterly basis. Our directors also discuss business and other matters with other key executives and our principal external advisers (legal counsel, auditors, financial advisors and other consultants).

 Independent Directors

Our Board has determined that Erich Mohr, John Bell, Lynda Cranston, Robert Toth and Robert Hoffman are qualified to serve as independent directors. Prior to being appointed Interim Chief Executive Officer, Saiid Zarrabian was also determined by our Board to be independent. The standards relied on by the Board in affirmatively determining whether a director is “independent,” in compliance with Nasdaq's rules, are comprised of those objective standards set forth in the rules promulgated by Nasdaq. The Board is responsible for ensuring that independent directors do not have a relationship that, in the opinion of the Board, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director.

Nasdaq’s rules, as well as SEC rules, impose additional independence requirements for all members of the Audit Committee. Specifically, in addition to the “independence” requirements discussed above, “independent” audit committee members must: (1) not accept, directly or indirectly, any consulting, advisory, or other compensatory fees from DelMar or any subsidiary of DelMar other than in the member’s capacity as a member of the Board and any Board committee; (2) not be an affiliated person of DelMar or any subsidiary of DelMar; and (3) not have participated in the preparation of the financial statements of DelMar or any current subsidiary of DelMar at any time during the past three years. In addition, Nasdaq’s rules require that all audit committee members be able to read and understand fundamental financial statements, including DelMar’s balance sheet, income statement, and cash flow statement. The Board believes that the current members of the Audit Committee meet these additional standards.

Furthermore, at least one member of the Audit Committee must be financially sophisticated, in that he or she has past employment experience in finance or accounting, requisite professional certification in accounting, or any other comparable experience or background which results in the individual’s financial sophistication, including but not limited to being or having been a chief executive officer, chief financial officer, other senior officer with financial oversight responsibilities. Additionally, the SEC requires that DelMar disclose whether the Audit Committee has, and will continue to have, at least one member who is a “financial expert.” The Board has determined that John Bell meets the SEC’s definition of an audit committee financial expert.

Audit Committee

The Board has formed an Audit Committee, which currently consists of John K. Bell, Chair, Robert Toth, and Lynda Cranston, all of whom are independent (as that term is defined under the Nasdaq Marketplace Rules) and financially literate (as such qualification is interpreted by the Board in its business judgment).

The Audit Committee oversees and monitors our financial reporting process and internal control system, reviews and evaluates the audit performed by our registered independent public accountants and reports to our Board any substantive issues found during the audit. The Audit Committee will be directly responsible for the appointment, compensation and oversight of the work of our registered independent public accountants. The Audit Committee reviews and approves all transactions with affiliated parties. The Board has adopted a written charter for the Audit Committee.

A copy of the Audit Committee Charter is posted under the “Investors” tab on our website, which is located at www.delmarpharma.com.

Compensation Committee

The Board has formed a Compensation Committee which consists of Robert Toth, Chair, Erich Mohr, John Bell and Lynda Cranston. The Compensation Committee assists the Board in fulfilling its oversight responsibilities relating to (i) corporate governance practices and policies and (ii) compensation matters, including compensation of the directors and senior management of the Company and the administration of compensation plans of the Company. The Board has adopted a written charter for the Compensation Committee. A copy of the Compensation Committee Charter is posted under the “Investors” tab on our website, which is located at www.delmarpharma.com.

Nominating and Corporate Governance Committee

The Board has formed a Nominating and Corporate Governance Committee, which currently consists of Lynda Cranston, Chair, Erich Mohr, John Bell, and Robert Toth. The Nominating and Corporate Governance Committee assesses potential candidates to fill perceived needs on the Board for required, skills, expertise, independence and other factors. The Board has adopted a written charter for the Nominating and Corporate Governance Committee. A copy of the Nominating and Corporate Governance Committee Charter is posted under the “Investors” tab on our website, which is located at www.delmarpharma.com.

Board Leadership Structure and Role in Risk Oversight

The positions of Chairman of the Board of Directors and Chief Executive Officer are separated. Dr. Erich Mohr serves as the Chairman of the Board of Directors and Saiid Zarrabian serves as our Interim Chief Executive Officer. Separating these positions allows our Chief Executive Officer to focus on the day-to-day business, while allowing the Chairman to lead the Board of Directors in its fundamental role of providing advice to and independent oversight of management. The Board of Directors recognize the time, effort and energy that the Chief Executive Officer must devote to his position in the current business environment, as well as the commitment required to serve as our Chairman, particularly as the Board of Director’s oversight responsibilities continue to grow. The Board of Directors also believes that this structure ensures a greater role for the independent directors in the oversight of DelMar and active participation of the independent directors in setting agendas and establishing priorities and procedures for the work of the Board of Directors.

Our Board of Directors is primarily responsible for overseeing our risk management processes. The Board of Directors receives and reviews periodic reports from management, auditors, legal counsel, and others, as considered appropriate regarding the Company’s assessment of risks. The Board of Directors focuses on the most significant risks facing the Company and the Company’s general risk management strategy, and also ensures that risks undertaken by the Company are consistent with the board’s risk strategy. While the Board of Directors oversees the Company’s risk management, management is responsible for day-to-day risk management processes. We believe this division of responsibilities is the most effective approach for addressing the risks facing the Company and that our board leadership structure supports this approach.

Code of Ethics

We have adopted a Code of Ethics and Business Conduct that applies to all of our executive officers, financial and accounting officers, our directors, our financial managers and all of our employees. The Board of Directors is committed to a high standard of corporate governance practices and, through its oversight role, encourages and promotes a culture of ethical business conduct. A copy of our Code of Ethics and Business Conduct is posted under the “Investors” tab on our website, which is located at www.delmarpharma.com

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended, or the Exchange Act, requires our directors and executive officers and persons who own more than 10% of the issued and outstanding shares of our common stock to file reports of initial ownership of common stock and other equity securities and subsequent changes in that ownership with the SEC. Officers, directors and greater than ten percent stockholders are required by SEC regulation to furnish us with copies of all Section 16(a) forms they file. To our knowledge, during the fiscal year ended June 30, 2017, all Section 16(a) filing requirements applicable to our officers, directors and greater than 10% beneficial owners were complied with.

Stockholder Communication with the Board of Directors and Attendance at Annual Meetings

The Board maintains a process for stockholders to communicate with the Board and its committees. Stockholders of DelMar and other interested persons may communicate with the Board or the chair of the Audit Committee, Compensation Committee, and the Nominating and Corporate Governance Committee by writing to the Secretary of DelMar at Suite 720-999 West Broadway Vancouver, British Columbia, Canada V5Z 1K5. All communications that relate to matters that are within the scope of the responsibilities of the Board will be presented to the Board no later than the next regularly scheduled meeting. Communications that relate to matters that are within the responsibility of one of the Board committees will be forwarded to the chair of the appropriate committee. Communications that relate to ordinary business matters that are not within the scope of the Board’s responsibilities will be forwarded to the appropriate officer. Solicitations, junk mail and obviously frivolous or inappropriate communications will not be forwarded, but will be made available to any director who wishes to review them.

Executive Officers

The following table sets forth certain information regarding our current executive officers:

Name of Individual	Age	Position(s) Held With DelMar

Saiid Zarrabian	65	Interim Chief Executive Officer, Interim President and Director

Dennis Brown, PhD	68	Chief Scientific Officer and Director

Scott Praill, CPA	51	Chief Financial Officer

Saiid Zarrabian, see Mr. Zarrabian’s biography under “Proposal 1”.

Dr. Dennis Brown, PhD, has been our Chief Scientific Officer since January 25, 2013 and a director of the Company since February 11, 2013. Dr. Brown is not standing for re-election at the Annual Meeting. Dr. Brown is one of our founders and has served as Chief Scientific Officer and director of Del Mar Pharmaceuticals (BC) Ltd. since inception. Dr. Brown has more than thirty years of drug discovery and development experience. He has served as Chairman of Mountain View Pharmaceutical’s board of directors since 2000 and is the President of Valent. In 1999 he founded ChemGenex Therapeutics, which merged with a publicly traded Australian company in 2004 to become ChemGenex Pharmaceuticals (ASX: CXS/NASDAQ: CXSP), of which he served as President and a Director until 2009. He was previously a co-founder of Matrix Pharmaceutical, Inc., where he served as Vice President (VP) of Scientific Affairs from 1985-1995 and as VP, Discovery Research, from 1995-1999. He also previously served as an Assistant Professor of Radiology at Harvard University Medical School and as a Research Associate in Radiology at Stanford University Medical School. He received his B.A. in Biology and Chemistry (1971), M.S. in Cell Biology (1975) and Ph.D. in Radiation and Cancer Biology (1979), all from New York University. Dr. Brown is an inventor of about 34 issued U.S. patents and applications, many with foreign counterparts.

Scott Praill, CPA, BSc. has been our Chief Financial Officer since January 29, 2013 and previously served as a consultant to Del Mar Pharmaceuticals (BC) Ltd. From 2004 to January 2013, Mr. Praill was an independent consultant providing accounting and administrative services to companies in the resource industry. Mr. Praill served as CFO of Strata Oil & Gas, Inc. from June 2007 to September 2008. From November 1999 to October 2003, Mr. Praill was Director of Finance at Inflazyme Pharmaceuticals Ltd. Mr. Praill completed his articling at Price Waterhouse (now PricewaterhouseCoopers LLP) and obtained his Chartered Professional Accountant designation in 1996. Mr. Praill obtained his Certified Public Accountant (Illinois) designation in 2001. Mr. Praill received a Financial Management Diploma (Honors), from the British Columbia Institute of Technology in 1993, and a Bachelor of Science from Simon Fraser University in 1989.

EXECUTIVE COMPENSATION

The Board of Directors has formed a Compensation Committee. The Compensation Committee is responsible for reviewing and approving management compensation, including salaries, bonuses, and equity compensation. We seek to provide competitive compensation arrangements that attract and retain key talent necessary to achieve our business objectives.

SUMMARY COMPENSATION TABLE

The following table presents information regarding the total compensation awarded to, earned by, or paid to our Chief Executive Officer and the two most highly-compensated executive officers (other than the Chief Executive Officer) who were serving as executive officers as of June 30, 2017 and June 30, 2016 for services rendered in all capacities to us for the years ended June 30, 2016 and June 30, 2017. These individuals are our Named Executive Officers for 2017.

Name and Principal Position	Year	Salary (US$)		Bonus (US$)	Option Awards (US$)(4)	Total (US$)
Jeffrey Bacha,	2017	305,000	(2)	56,250	249,257	610,507
President and Chief Executive Officer (1)	2016	180,000		-	-	180,000

Dennis Brown,	2017	175,000		40,000	249,257	464,257
Chief Scientific Officer	2016	150,000		-	-	150,000

Scott Praill,	2017	240,000	(3)	40,000	99,596	379,596
Chief Financial Officer	2016	150,000		-	-	150,000

(1)	Mr. Bacha became our President and Chief Operating Officer on November 3, 2017. As of January 1, 2018, Mr. Bacha no longer serves as our President and Chief Operating Officer.

(2)	Per employment agreement dated February 9, 2017, base salary is $250,000 per year. Upon signing the employment contract, a payment of $55,000 was made.

(3)	Per employment agreement dated February 9, 2017, base salary is $200,000. Upon signing the employment agreement, a payment of $40,000 was made.

(4)	Stock options were granted on February 17, 2017. The options have an exercise price of $4.95 and have a ten-year term. Option awards represent the grant date fair value of the awards pursuant to FASB ASC Topic 718, as described in the note titled “Stock Options” in the Notes to Consolidated Financial Statements in the Company’s Annual Report on Form 10-K for the year ended June 30, 2017, to which reference is hereby made.

On February 9, 2017, we entered into an employment agreement with Jeffrey Bacha, as an executive officer of the Company. Pursuant to the employment agreement, Mr. Bacha served as our President and Chief Executive Officer. Mr. Bacha received an annual base salary of $250,000 (which could be adjusted on an annual basis in the discretion of the Board of Directors) and Mr. Bacha was also be eligible to participate in any bonus plan and long-term incentive plan established by us for senior executives. The employment agreement could be terminated by us with or without cause (as defined therein). In the event of a termination without cause, we are required to pay Mr. Bacha any accrued and unpaid base salary, plus an amount equal to 12 months of Mr. Bacha’s base salary plus one additional month’s base salary for each completed year of service, up to 18 months’ base salary. Under a previous consulting agreement between Del Mar Pharmaceuticals (BC) Ltd. and Mr. Bacha, Mr. Bacha was compensated $15,000 on a monthly basis. On November 3, 2017, Mr. Zarrabian was appointed interim Chief Executive Officer and Mr. Bacha became our President and Chief Operating Officer. On December 22, 2017, we entered into a Settlement Agreement (the “Settlement Agreement”) with Mr. Bacha pursuant to which, effective January 1, 2018, Mr. Bacha no longer served as our President and Chief Operating Officer.

On February 9, 2017, we entered into an employment agreement with Scott Praill, our Chief Financial Officer. Pursuant to the employment agreement, Mr. Praill will continue to serve as our Chief Financial Officer for an indefinite period until termination of the employment agreement in accordance with its terms. The Company will pay Mr. Praill an annual base salary of $200,000 (which may be adjusted on an annual basis in the discretion of the Board of Directors) and Mr. Praill will also be eligible to participate in any bonus plan and long-term incentive plan established by us for senior executives. The employment agreement may be terminated by us with or without cause (as defined therein). In the event we terminate the employment agreement without cause, we will be required to pay Mr. Praill any accrued and unpaid base salary, plus an amount equal to 12 months of Mr. Praill’s base salary plus one additional month’s base salary for each completed year of service, up to 18 months’ base salary. Under a previous consulting agreement between Del Mar Pharmaceuticals (BC) Ltd. and Mr. Praill, Mr. Praill was compensated $12,500 on a monthly basis.

On February 9, 2017, we entered into an amendment to a consulting agreement with Dr. Dennis Brown, our Chief Scientific Officer. Pursuant to the amendment, Dr. Brown will continue to serve as our Chief Scientific Officer until December 31, 2017, which period may be extended in accordance with the terms of the agreement. We will pay Dr. Brown an annual consulting fee of $200,000 during 2017. We may also pay Dr. Brown a bonus and incentive compensation as determined at the discretion of the Board of Directors. Pursuant to a consultant agreement effective January 1, 2015, we compensated Dr. Brown USD $12,500 on a monthly basis.

The consulting agreement with Dr. Brown does not specify the amount of time Dr. Brown is required to devote to us, but does require that Dr. Brown provide us with the full benefit of his knowledge, expertise and ingenuity, and prohibits Dr. Brown from engaging in any business, enterprise or activity contrary to or that would detract from our business.

Outstanding Equity Awards at Fiscal Year-End

The following table sets forth outstanding equity awards to our Named Executive Officers as of June 30, 2017.

	Option awards
Name	Number of securities underlying unexercised options (#) Exercisable	Number of securities underlying unexercised options (#) unexercisable		Equity incentive plan awards: number of securities underlying unexercised unearned options (#)	Option exercise price (US$)		Option expiration date
Jeffrey Bacha	37,500	-		-	2.00	(1)	Feb 1, 2022(2)
	87,500	-		-	4.20		Aug 15, 2023(2)
	11,527	82,073	(2)	-	4.95		Feb 17, 2027(2)

Dennis Brown	37,500	-		-	2.00	(1)	Feb 1, 2022
	87,500	-		-	4.20		Aug 15, 2023
	11,527	82,073		-	4.95		Feb 17, 2027

Scott Praill	12,500	-		-	2.00	(1)	Feb 1, 2022
	87,500	-		-	4.20		Aug 15, 2023
	4,606	32,794		-	4.95		Feb 17, 2027

(1)	Original exercise price was CDN $2.00. Price was amended to USD $2.00 on June 30, 2016. All other terms of the option grants remain unchanged.

(2)	Pursuant to the Settlement Agreement, all of Mr. Bacha’s outstanding unvested equity awards became vested as of January 1, 2018 and will expire on December 31, 2020.

Equity Compensation Plan Information

The following table sets forth information regarding outstanding options and shares reserved for future issuance under our existing equity compensation plans in effect as of June 30, 2017.

Plan Category	Number of securities to be issued upon exercise of outstanding options and rights	Weighted- average exercise price of outstanding options and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in first column)
Equity compensation plans approved by security holders	-	-	-
Equity compensation plans not approved by security holders – Amended and Restated 2013 Employee Stock Option Plan	1,120,850	4.18	713,814
Totals	1,120,850	4.18	713,814

DIRECTOR COMPENSATION

Director compensation is intended to provide an appropriate level of remuneration considering the responsibilities, time requirements and accountability of the directors.

The following table sets forth director compensation for the fiscal year ended June 30, 2017 (excluding compensation to the Company’s executive officers set forth in the summary compensation table above) paid by the Company.

Name	Fees Earned or Paid in Cash ($)(1)	Stock Awards ($)(3)	Option Awards ($)(2)	Non-Equity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Erich Mohr	40,500	-	-	-	-	-	40,500

John K. Bell	45,500	-	-	-	-	-	45,500

Lynda Cranston	43,000	-	-	-	-	-	43,000

Robert J, Toth, Jr.	40,500	-	-	-	-	-	40,500

(1)	Effective July 1, 2017, directors will be paid a $35,000 annual retainer, an additional $5,000 annual retainer for chairing a committee, and the Chairman of the Board will be paid an additional annual retainer of $25,000.

(2)	On July 7, 2017, each independent director was granted 36,000 stock options at an exercise price of $2.11. The options have a ten-year term and vest as to one-third on June 30, 2018 and 3,000 on a quarterly basis commencing September 30, 2018.

(3)	On July 7, 2017, subject to approval by our stockholders of the 2017 Plan, the Board of Directors granted a total of 1,000,000 performance stock units, or PSUs, under the 2017 Plan to the Company’s then existing independent directors. Each award represents the right to receive an aggregate of 1,000,000 shares of the Company’s common stock upon vesting of the PSU based on targets approved by the Board of Directors related to the Company’s fully diluted market capitalization. The PSUs will vest in full upon the Company achieving a fully diluted market capitalization of at least $500 million for five consecutive business days. The PSUs expire on July 7, 2022

REPORT OF THE AUDIT COMMITTEE*

The undersigned members of the Audit Committee of the Board of Directors of DelMar Pharmaceuticals, Inc. submit this report in connection with the committee’s review of the financial reports for the fiscal year ended June 30, 2017 as follows:

1.	The Audit Committee has reviewed and discussed with management the audited financial statements for the Company for the fiscal year ended June 30, 2017.

2.	The Audit Committee has discussed with representatives of Ernst & Young LLP, the independent public accounting firm, the matters which are required to be discussed with them under the provisions of Auditing Standard No. 16, as amended (Communications with Audit Committees).

3.	The Audit Committee has discussed with Ernst & Young LLP, the independent public accounting firm, the auditors’ independence from management and the Company has received the written disclosures and the letter from the independent auditors required by applicable requirements of the Public Company Accounting Oversight Board.

In addition, the Audit Committee considered whether the provision of non-audit services by Ernst & Young LLP, is compatible with maintaining its independence. In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors (and the Board of Directors has approved) that the audited financial statements be included in our Annual Report on Form 10-K for the fiscal year ended June 30, 2017 for filing with the Securities and Exchange Commission.

Audit Committee of DelMar Pharmaceuticals, Inc.

John K. Bell Chairman

Robert Toth

Saiid Zarrabian

*	The foregoing report of the Audit Committee is not to be deemed “soliciting material” or deemed to be “filed” with the Securities and Exchange Commission (irrespective of any general incorporation language in any document filed with the Securities and Exchange Commission) or subject to Regulation 14A of the Securities Exchange Act of 1934, as amended, or to the liabilities of Section 18 of the Securities Exchange Act of 1934, except to the extent we specifically incorporate it by reference into a document filed with the Securities and Exchange Commission.

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PROPOSAL 2

ADOPTION OF AN AMENDMENT TO OUR ARTICLES OF INCORPORATION, AS AMENDED, TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK

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Our Board believes that it is in the best interests of the Company and our stockholders to amend our Articles of Incorporation to increase the number of authorized shares of common stock. Upon consultation with our management, our Board unanimously approved, and unanimously recommends for stockholder approval, the proposal to adopt a Certificate of Amendment to our Articles of Incorporation, or the Certificate of Amendment, to increase the number of authorized common stock from 50,000,000 shares to 70,000,000 shares, each share of common stock having a par value of $0.001, the text of which is attached to this Proxy Statement as Appendix A. As of the Record Date, there were (i) 21,927,517 shares of Common Stock outstanding, (ii) approximately 3,135,553 shares of Common Stock reserved for future issuance upon conversion of outstanding Series B Preferred Stock and Exchangeco Shares, (iii) 13,935,338 shares of Common Stock reserved for future issuance upon exercise of warrants, and (iv) 3,031,444 shares of Common Stock reserved for future issuance upon exercise of options or upon future grants under the Del Mar Pharmaceuticals (BC) Ltd. 2013 Amended and Restated Stock Option Plan and the 2017 Omnibus Incentive Plan. The additional shares of common stock to be authorized by adoption of the amendment would have rights identical to the currently outstanding shares of common stock. Adoption of the amendment would not affect the rights of the holders of currently outstanding common stock, except, to the extent the additional authorized shares are issued, for effects incidental to increasing the number of shares of common stock outstanding, such as dilution of earnings per share and voting rights of current holders of common stock. If the amendment is adopted, it will become effective upon the filing of a certificate of amendment to the Company’s Articles of Incorporation with the Secretary of State of the State of Nevada.

The description of the Certificate of Amendment should be read in conjunction with and is qualified in its entirety by reference to the text of the proposed Certificate of Amendment attached to this Proxy Statement as Appendix A.

Reasons for Adopting this Amendment

The increase in the authorized shares of common stock by 20,000,000 shares is expected to create capital liquidity to permit and enhance opportunities for future growth. The Board believes that with the current level of authorized capital stock, the Company is constrained in its ability to pursue strategic growth opportunities and to enhance stockholder value. The Board believes that the availability of the additional shares for such purposes, without delay or the necessity for a special stockholders’ meeting, would be beneficial to the Company. The Board considers the proposed increase in the number of authorized shares of common stock desirable and in the best interests of the Company because it would give the Company the necessary flexibility to issue common stock in connection with stock dividends and splits, mergers or acquisitions, equity financings, in its recruitment of new employees and to motivate, retain and encourage current employees and directors to act in the interests of the stockholders and share in the Company’s success and for other general corporate purposes. The Company currently has no oral or written plans, arrangements or understandings for the issuance of the additional shares of common stock to be authorized pursuant to this proposal.

The amendment to the Company’s Articles of Incorporation will ensure that the Company will continue to have an adequate number of authorized and unissued shares of common stock available for future use. As is the case with the shares of common stock which are currently authorized but unissued, if this amendment to the Company’s Articles of Incorporation is adopted by the stockholders, the Board of Directors will only have authority to issue the additional shares of common stock from time to time without further action on the part of stockholders to the extent not prohibited by applicable law or by the rules of any stock exchange or market on which the Company’s securities may then be listed or authorized for quotation.

Potential Anti-Takeover Effect

The additional number of authorized shares could have the effect of making it more difficult for a third-party to take over the Company in a transaction not approved by the Board of Directors. The Board of Directors could use the additional shares to resist or frustrate a third-party transaction providing an above-market premium that is favored by a majority of independent stockholders. For example, it could implement a rights plan or similar arrangement pursuant to which shares of common stock would be issued to the other stockholders on highly-dilutive terms if the party seeking to take the Company over has purchased a substantial amount of common stock. At present, the Company does not have any such rights plan or other anti-takeover arrangement in place, nor does the Company have plans or proposals to adopt other provisions or enter into other arrangements that may have material anti-takeover consequences. Stockholders do not have any preemptive or other rights to subscribe for any shares of common stock which may in the future be issued by the Company.

Approval Required

The approval of the amendment to increase the number of shares of authorized common stock requires the affirmative vote of a majority of the eligible shares held by the stockholders entitled to vote in person or by proxy is required to approve this proposal. As a result, abstentions, “broker non-votes”, if any, and any other failure to submit a proxy or vote in person at the meeting will have the same effect as a vote AGAINST Proposal 2.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE PROPOSAL TO ADOPT AN AMENDMENT TO OUR ARTICLES OF INCORPORATION, TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK.

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PROPOSAL 3

APPROVAL OF THE DelMar Pharmaceuticals, Inc. 2017 Omnibus Equity Incentive Plan (As Amended and Restated Effective as of February 1, 2018)

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General

On July 7, 2017, our Board of Directors adopted the DelMar Pharmaceuticals, Inc. 2017 Omnibus Equity Incentive Plan. As discussed below, our Board of Directors also amended and restated the 2017 Omnibus Equity Incentive Plan effective as of February 1, 2018. The 2017 Omnibus Equity Incentive Plan, as amended and restated, which we refer to as the 2017 Plan, is being submitted for approval by the stockholders at the Annual Meeting.

The general purpose of the 2017 Plan is to provide a means whereby eligible employees, officers, non-employee directors and other individual service providers may develop a sense of proprietorship and personal involvement in our development and financial success, and to encourage them to devote their best efforts to us, thereby advancing our interests and the interests of stockholders.

Our Board of Directors believes that the granting of stock options, restricted stock awards, unrestricted stock awards and similar kinds of equity-based compensation promotes continuity of management and increases incentive and personal interest in the welfare of our Company by those who are primarily responsible for shaping and carrying out our long range plans and securing our growth and financial success.

On July 7, 2017, subject to approval by our stockholders of the 2017 Plan, the Board of Directors granted a total of 1,000,000 performance units (PSUs) under the 2017 Plan to our independent directors. If Proposal 3 is not approved, such PSUs will be cancelled and our directors whose grants were subject to such approval will not receive such incentive equity compensation.

On February 9, 2018, our Board of Directors amended and restated the 2017 Plan to (i) eliminate certain provisions that were intended to allow for grants of awards that would be treated as “performance-based compensation” under Section 162(m) of the Internal Revenue Code of 1986, as amended, or the Code, since such types of awards were eliminated by federal tax reform legislation enacted in December 2017, (ii) increase the number of shares of our common stock that may be granted under the 2017 Plan from 3,487,785 to 7,800,000 shares, (iii) eliminate the 2017 Plan’s “evergreen” provision that would have kept the number of shares of common stock available for issuance with respect to awards at any time under the 2017 Plan to thirteen percent (13%) of our fully diluted shares of common stock, and (iv) limit the number of shares of our common stock that may subject to awards made to any person in any calendar year to 8% of our fully diluted shares of common stock on the date of grant (excluding the number of shares of common stock issued under the 2017 Plan and/or the Del Mar Pharmaceuticals (BC) Ltd. 2013 Amended and Restated Stock Option Plan (which we refer to as the Legacy Plan) or subject to outstanding awards granted under the 2017 Plan or Legacy Plan).

Description of the 2017 Omnibus Equity Incentive Plan

The following description of the principal terms of the 2017 Plan is a summary and is qualified in its entirety by the full text of the 2017 Plan, which is attached as Appendix B hereto.

Administration. The 2017 Plan will be administered by a committee of our Board of Directors. The committee will recommend for approval by the Board of Directors the persons to whom options to purchase shares of our common stock, stock appreciation rights (SARs), restricted stock units, restricted or unrestricted shares of our common stock, performance shares, performance units, other cash-based awards and other stock-based awards may be granted. The committee may also recommend, for approval by the Board of Directors, rules and regulations for the administration of the 2017 Plan and amendments or modifications of outstanding awards (except that out-of-the–money options and SARs cannot be repriced without shareholder approval). The committee may delegate authority to the chief executive officer and/or other executive officers to grant options and other awards to employees (other than themselves), subject to applicable law and the 2017 Plan. No options, stock purchase rights or awards may be made under the 2017 Plan on or after July 7, 2027, but the 2017 Plan will continue thereafter while previously granted options, SARs or other awards remain outstanding.

Eligibility. Persons eligible to receive options, SARs or other awards under the 2017 Plan are those employees, consultants, advisors and directors of our Company and our subsidiaries who, in the opinion of the committee, are in a position to contribute to our success.

Shares Subject to the 2017 Plan. The aggregate number of shares of common stock available for issuance in connection with options and awards granted under the 2017 Plan is 7,800,000, less the number of shares of common stock issued under the Legacy Plan or that are subject to grants of outstanding options made under the Legacy Plan. If all shares available under the Legacy Plan were used, there would be 4,768,556 shares available for issuance under the 2017 Plan.

“Incentive stock options”, or ISOs, that are intended to meet the requirements of Section 422 of the Code may be granted under the 2017 Plan with respect to all of the 7,800,000 shares of common stock authorized for issuance under the 2017 Plan. If any option or SAR granted under the 2017 Plan terminates without having been exercised in full or if any award is forfeited, or if shares of common stock are withheld to cover withholding taxes on options or other awards or applied to the payment of the exercise price of an option or purchase price of an award, the number of shares of common stock as to which such option or award was forfeited, withheld or paid, will be available for future grants under the 2017 Plan. No person may receive awards in any calendar year relating to more than 8% of our fully diluted shares of common stock on the date of grant (excluding the number of shares of common stock issued under the 2017 Plan and/or the Legacy Plan or subject to outstanding awards granted under the 2017 Plan or Legacy Plan).

The number of shares authorized for issuance under the 2017 Plan and the foregoing share limitations are subject to customary adjustments for stock splits, stock dividends or similar transactions

Terms and Conditions of Options. Options granted under the 2017 Plan may be either ISOs or “nonstatutory stock options” that do not meet the requirements of Section 422 of the Code. The Board of Directors, upon recommendation of the committee, will determine the exercise price of options granted under the 2017 Plan. The exercise price of stock options may not be less than the fair market value per share of our common stock on the date of grant (or 110% of fair market value in the case of ISOs granted to a ten-percent stockholder).

If on the date of grant the common stock is listed on a stock exchange or is quoted on the automated quotation system of Nasdaq, the fair market value will generally be the closing sale price on the date of grant (or the last trading day before the date of grant if no trades occurred on the date of grant). If no such prices are available, the fair market value will be determined in good faith by the Board of Directors upon recommendation of the committee based on the reasonable application of a reasonable valuation method. On March 11, 2018 the closing sale price of a share of common stock on Nasdaq was $              .

No option may be exercisable for more than ten years (five years in the case of an ISO granted to a ten-percent stockholder) from the date of grant. Options granted under the 2017 Plan will be exercisable at such time or times as the Board of Directors, based on recommendations of the committee, prescribes at the time of grant. No employee may receive ISOs that first become exercisable in any calendar year in an amount exceeding $100,000. The committee may, in its discretion, permit a holder of an option to exercise the option before it has otherwise become exercisable, in which case the shares of our common stock issued to the recipient will continue to be subject to the vesting requirements that applied to the option before exercise.

Generally, the option price may be paid (a) in cash or by certified check, bank draft or money order, (b) through delivery of shares of our common stock having a fair market value equal to the purchase price, or (c) a combination of these methods. The committee is also authorized to establish a cashless exercise program and to permit the exercise price (or tax withholding obligations) to be satisfied by reducing from the shares otherwise issuable upon exercise a number of shares having a fair market value equal to the exercise price.

No option may be transferred other than by will or by the laws of descent and distribution, and during a recipient’s lifetime an option may be exercised only by the recipient. However, the committee may permit the holder of an option, SAR or other award to transfer the option, right or other award to immediate family members or a family trust for estate planning purposes. The committee will determine the extent to which a holder of a stock option may exercise the option following termination of service with us.

Stock Appreciation Rights. The Board of Directors, upon recommendation of the committee, may grant SARs, independent of or in connection with an option. The Board of Directors, upon recommendation of the committee, will determine the other terms applicable to SARs. The exercise price per share of a SAR will not be less than 100% of the fair market value of a share of our common stock on the date of grant, as determined by the Board of Directors upon recommendation of the committee. The maximum term of any SAR granted under the 2017 Plan is ten years from the date of grant. Generally, each SAR will entitle a participant upon exercise to an amount equal to:

●	the excess of the fair market value on the exercise date of one share of our common stock over the exercise price, multiplied by

●	the number of shares of common stock covered by the SAR.

Payment may be made in shares of our common stock, in cash, or partly in common stock and partly in cash, all as determined by the committee.

Restricted Stock and Restricted Stock Units.  The Board of Directors, upon recommendation of the committee, may award restricted common stock and/or restricted stock units under the 2017 Plan. Restricted stock awards consist of shares of stock that are transferred to a participant subject to restrictions that may result in forfeiture if specified conditions are not satisfied. Restricted stock units confer the right to receive shares of our common stock, cash, or a combination of shares and cash, at a future date upon or following the attainment of certain conditions specified by the Board of Directors upon recommendation of the committee. The restrictions and conditions applicable to each award of restricted stock or restricted stock units may include performance-based conditions. Dividends with respect to restricted stock may be paid to the holder of the shares as and when dividends are paid to stockholders or at the time that the restricted stock vests, as determined by the Board of Directors upon recommendation of the committee. Dividend equivalent amounts may be paid with respect to restricted stock units either when cash dividends are paid to stockholders or when the units vest. Unless the Board of Directors, upon recommendation of the committee, determines otherwise, holders of restricted stock will have the right to vote the shares.

Performance Shares and Performance Units. The Board of Directors, upon recommendation of the committee, may award performance shares and/or performance units under the 2017 Plan. Performance shares and performance units are awards, denominated in either shares or U.S. dollars, which are earned during a specified performance period subject to the attainment of performance criteria, as established by the Board of Directors upon recommendation of the committee. The Board of Directors, upon recommendation of the committee, will determine the restrictions and conditions applicable to each award of performance shares and performance units.

Other Stock-Based and Cash-Based Awards. The Board of Directors, upon recommendation of the committee, may award other types of equity-based or cash-based awards under the 2017 Plan, including the grant or offer for sale of shares of our common stock that do not have vesting requirements and the right to receive one or more cash payments subject to satisfaction of such conditions as the Board of Directors, upon recommendation of the committee, may impose.

Effect of Certain Corporate Transactions. The committee may, at the time of the grant of an award provide for the effect of a change in control (as defined in the 2017 Plan) on any award, including (i) accelerating or extending the time periods for exercising, vesting in, or realizing gain from any award, (ii) eliminating or modifying the performance or other conditions of an award, or (iii) providing for the cash settlement of an award for an equivalent cash value, as determined by the committee. The committee may, in its discretion and without the need for the consent of any recipient of an award, also take one or more of the following actions contingent upon the occurrence of a change in control: (a) cause any or all outstanding options and SARs to become immediately exercisable, in whole or in part; (b) cause any other awards to become non-forfeitable, in whole or in part; (c) cancel any option or SAR in exchange for a substitute option; (d) cancel any award of restricted stock, restricted stock units, performance shares or performance units in exchange for a similar award of the capital stock of any successor corporation; (e) redeem any restricted stock, restricted stock unit, performance share or performance unit for cash and/or other substitute consideration with a value equal to the fair market value of an unrestricted share of our common stock on the date of the change in control; (f) cancel any option or SAR in exchange for cash and/or other substitute consideration based on the value of our common stock on the date of the change in control, and cancel any option or SAR without any payment if its exercise price exceeds the value of our common stock on the date of the change in control; or (g) make such other modifications, adjustments or amendments to outstanding awards as the committee deems necessary or appropriate.

Amendment, Termination. Our Board may at any time amend the 2017 Plan for the purpose of satisfying the requirements of the Code, or other applicable law or regulation or for any other legal purpose, provided that, without the consent of our stockholders, the Board may not (a) increase the number of shares of common stock available under the 2017 Plan, (b) change the group of individuals eligible to receive options, SARs and/or other awards, or (c) extend the term of the 2017 Plan.

Other Information

A “new plan benefits” table, as described in the SEC’s proxy rules, is not provided because the grant of options and other awards under the 2017 Plan is discretionary, and we cannot determine now the specific number or type of options or awards to be granted in the future to any particular person or group. However, please refer to “Executive Compensation” in this Proxy Statement, which provides information on the grants made in the previous fiscal year, and please refer to the description of grants made to our non-employee directors in the last previous year under the heading “Director Compensation” in this Proxy Statement.

Federal Income Tax Consequences

Following is a summary of the federal income tax consequences of option and other grants under the 2017 Plan. Optionees and recipients of other rights and awards granted under the 2017 Plan are advised to consult their personal tax advisors before exercising an option or SAR or disposing of any stock received pursuant to the exercise of an option or SAR or following the vesting and payment of any award. In addition, the following summary is based upon an analysis of the Code as currently in effect, existing laws, judicial decisions, administrative rulings, regulations and proposed regulations, all of which are subject to change and does not address state, local or other tax laws.

Treatment of Options

The Code treats incentive stock options and nonstatutory stock options differently. However, as to both types of options, no income will be recognized to the optionee at the time of the grant of the options under the 2017 Plan, nor will our Company be entitled to a tax deduction at that time.

Generally, upon exercise of a nonstatutory stock option (including an option intended to be an incentive stock option but which has not continued to so qualify at the time of exercise), an optionee will recognize ordinary income tax on the excess of the fair market value of the stock on the exercise date over the option price. Our Company will be entitled to a tax deduction in an amount equal to the ordinary income recognized by the optionee in the fiscal year which includes the end of the optionee’s taxable year. We will be required to satisfy applicable withholding requirements in order to be entitled to a tax deduction. In general, if an optionee, in exercising a nonstatutory stock option, tenders shares of our common stock in partial or full payment of the option price, no gain or loss will be recognized on the tender. However, if the tendered shares were previously acquired upon the exercise of an incentive stock option and the tender is within two years from the date of grant or one year after the date of exercise of the incentive stock option, the tender will be a disqualifying disposition of the shares acquired upon exercise of the incentive stock option.

For incentive stock options, there is no taxable income to an optionee at the time of exercise. However, the excess of the fair market value of the stock on the date of exercise over the exercise price will be taken into account in determining whether the “alternative minimum tax” will apply for the year of exercise. If the shares acquired upon exercise are held until at least two years from the date of grant and more than one year from the date of exercise, any gain or loss upon the sale of such shares, if held as capital assets, will be long-term capital gain or loss (measured by the difference between the sales price of the stock and the exercise price). Under current federal income tax law, a long-term capital gain will be taxed at a rate which is less than the maximum rate of tax on ordinary income. If the two-year and one year holding period requirements are not met (a “disqualifying disposition”), an optionee will recognize ordinary income in the year of disposition in an amount equal to the lesser of (i) the fair market value of the stock on the date of exercise minus the exercise price or (ii) the amount realized on disposition minus the exercise price. The remainder of the gain will be treated as long-term capital gain, depending upon whether the stock has been held for more than a year. If an optionee makes a disqualifying disposition, our Company will be entitled to a tax deduction equal to the amount of ordinary income recognized by the optionee.

In general, if an optionee, in exercising an incentive stock option, tenders shares of common stock in partial or full payment of the option price, no gain or loss will be recognized on the tender. However, if the tendered shares were previously acquired upon the exercise of another incentive stock option and the tender is within two years from the date of grant or one year after the date of exercise of the other option, the tender will be a disqualifying disposition of the shares acquired upon exercise of the other option.

As noted above, the exercise of an incentive stock option could subject an optionee to the alternative minimum tax. The application of the alternative minimum tax to any particular optionee depends upon the particular facts and circumstances which exist with respect to the optionee in the year of exercise. However, as a general rule, the amount by which the fair market value of the common stock on the date of exercise of an option exceeds the exercise price of the option will constitute an item of “adjustment” for purposes of determining the alternative minimum taxable income on which the alternative tax may be imposed. As such, this item will enter into the tax base on which the alternative minimum tax is computed, and may therefore cause the alternative minimum tax to become applicable in any given year.

Treatment of Stock Appreciation Rights

Generally, the recipient of a SAR will not recognize any income upon grant of the SAR, nor will our Company be entitled to a deduction at that time. Upon exercise of a SAR, the holder will recognize ordinary income, and our Company generally will be entitled to a corresponding deduction, equal to the fair market value of our common stock at that time.

Treatment of Stock Awards

Generally, absent an election to be taxed currently under Section 83(b) of the Code (a “Section 83(b) Election”), there will be no federal income tax consequences to either the recipient or our Company upon the grant of a restricted stock award or award of performance shares. At the expiration of the restriction period and the satisfaction of any other restrictions applicable to the restricted shares, the recipient will recognize ordinary income and our Company generally will be entitled to a corresponding deduction equal to the fair market value of the common stock at that time. If a Section 83(b) Election is made within 30 days after the date the restricted stock award is granted, the recipient will recognize an amount of ordinary income at the time of the receipt of the restricted shares, and our Company generally will be entitled to a corresponding deduction, equal to the fair market value (determined without regard to applicable restrictions) of the shares at such time, less any amount paid by the recipient for the shares. If a Section 83(b) Election is made, no additional income will be recognized by the recipient upon the lapse of restrictions on the shares (and prior to the sale of such shares), but, if the shares are subsequently forfeited, the recipient may not deduct the income that was recognized pursuant to the Section 83(b) Election at the time of the receipt of the shares.

The recipient of an unrestricted stock award, including a performance unit award, will recognize ordinary income, and our Company generally will be entitled to a corresponding deduction, equal to the fair market value of our common stock that is the subject of the award when the Award is made.

The recipient of a restricted stock unit will recognize ordinary income as and when the units vest. The amount of the income will be equal to the fair market value of the shares of our common stock issued at that time, and our Company will be entitled to a corresponding deduction. The recipient of a restricted stock unit will not be permitted to make a Section 83(b) Election with respect to such award.

Potential Limitation on Company Deductions

Section 162(m) of the Code generally disallows a tax deduction for compensation in excess of $1 million paid in a taxable year by a publicly held corporation to its chief executive officer and certain other “covered employees”. For 2017 and prior taxable years, an exception to this deduction limit applied to “performance-based compensation”, such as stock options and other equity awards that satisfied certain criteria. Under the federal tax reform legislation signed into law on December 22, 2017, the performance-based pay exception to Section 162(m) was eliminated, but a transition rule may allow the exception to continue to apply to certain performance-based compensation payable under written binding contracts that were in effect on November 2, 2017. The Board of Directors and the committee intend to consider the potential impact of Section 162(m) on grants made under the 2017 Plan, but reserve the right to approve grants of options and other awards for an executive officer that exceeds the deduction limit of Section 162(m).

Tax Withholding

As and when appropriate, we shall have the right to require each optionee purchasing shares of common stock and each grantee receiving an award of shares of common stock under the 2017 Plan to pay any federal, state or local taxes required by law to be withheld.

Approval Required

Stockholder approval of this Proposal 3 will require the affirmative vote of the holders of a majority of the votes cast in person or by proxy at the Annual Meeting. As a result, abstentions and broker non-votes, if any, will not affect the outcome of the vote of this Proposal.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE PROPOSAL TO APPROVE the 2017 Omnibus Equity Incentive PLAN (AS AMENDED AND RESTATED EFFECTIVE AS OF FEBRUARY 1, 2018).

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PROPOSAL 4

ADVISORY VOTE ON EXECUTIVE COMPENSATION

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Section 14A of the Exchange Act and the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010, or the Dodd-Frank Act, entitles our stockholders to vote to approve on an advisory (non-binding) basis, the compensation of our Named Executive Officers as disclosed in this proxy statement in accordance with the SEC’s rules.

As previously described in detail in the “Executive Compensation” section of this proxy statement, our compensation programs for our executive officers consists generally of base salary, equity awards and annual bonuses. These elements are intended to provide an overall compensation package that is commensurate with our financial resources, that is appropriate to assure the retention of experienced management personnel, and that aligns their financial interests with those of our stockholders. Please read the section of this proxy statement titled “Executive Compensation” for additional details about our executive compensation programs, including information about the fiscal year 2017 compensation of our Named Executive Officers.

The Compensation Committee of our Board of Directors continually reviews the compensation programs for our Named Executive Officers to ensure they achieve the desired goals of aligning our executive compensation structure with our stockholders' interests and current market practices.

We are asking our stockholders to indicate their support for the Named Executive Officer compensation as described in this proxy statement. This proposal, commonly known as a "say-on-pay" proposal, gives our stockholders the opportunity to express their views on our Named Executive Officers' compensation. This vote is not intended to address any specific item of compensation, but rather the overall compensation of our Named Executive Officers and the philosophy, policies and practices described in this proxy statement. Accordingly, we are asking our stockholders to cast a non-binding advisory vote "FOR" the following resolution at the Annual Meeting:

“RESOLVED, that the compensation of the Company’s Named Executive Officers, as such compensation is disclosed in the Company’s Proxy Statement for the 2018 Annual Meeting of the Stockholders pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, compensation tables and narrative disclosure is hereby APPROVED.”

The say-on-pay vote is advisory, and therefore not binding on the Company, the Compensation Committee or our Board of Directors. Our Board of Directors and our Compensation Committee value the opinions of our stockholders and, to the extent there is any significant vote against Named Executive Officers compensation as disclosed in the proxy statement, we will consider our stockholders’ concerns and the Compensation Committee will evaluate whether any actions are necessary to address those concerns.

Approval Required

Stockholder approval of this Proposal 4 will require the affirmative vote of the holders of a majority of the votes cast in person or by proxy at the Annual Meeting. As a result, abstentions and broker non-votes (see above), if any, will not affect the outcome of the vote of this Proposal.

The Board OF DIRECTORS recommends A vote “FOR” the approval, on an advisory basis, of the compensation of DelMar’s Named Executive Officers as disclosed in this proxy statement relating to its 2018 Annual Meeting of Stockholders pursuant to the SEC’s compensation disclosure rules.

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PROPOSAL 5

ADVISORY VOTE ON THE FREQUENCY OF STOCKHOLDER ADVISORY VOTES
ON EXECUTIVE COMPENSATION

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The Dodd-Frank Act and the SEC rules issued thereunder require stockholders of public companies to vote, on an advisory basis, on how often DelMar should include in its proxy materials the advisory vote on executive compensation described in Proposal 4. Stockholders may indicate whether they would prefer an advisory vote on named executive officer compensation every year, every two years or every three years.

After careful consideration of this Proposal, the Board of Directors has determined that an advisory vote on executive compensation that occurs once every three years is the most appropriate alternative for DelMar, and therefore our Board recommends that you vote for a three-year interval for the advisory vote on executive compensation for the following reasons:

●	Stockholder communications will be enhanced by providing a clear, simple means for the Company to obtain information on investor views about our executive compensation philosophy and program and provide investors with sufficient time to evaluate the effectiveness of the program, corporate strategies and Company performance.

●	An advisory vote every three years will be the most effective timeframe for the Board of Directors and the Company to thoughtfully evaluate and respond to feedback from its stockholders and provide sufficient time to engage in discussions with them.

●	Our executive compensation programs are focused on measuring performance over an extended period of time, and holding a vote every three years is consistent with our long-term objectives.

As an advisory vote, this Proposal is not binding on the Company. Notwithstanding the advisory nature of this vote, the Board of Directors values the opinions expressed by stockholders in their vote on this Proposal, and will consider the outcome of the vote when making its determination as to the frequency of future advisory votes on executive compensation.

Approval Required

With respect to Proposal 5, the option of one year, two years or three years that receives the highest number of votes cast will be the frequency alternative that is preferred by our stockholders. Accordingly, abstentions and broker non-votes (see above), if any, will not affect the outcome of this Proposal.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE OPTION OF ONCE EVERY THREE YEARS AS THE FREQUENCY WITH WHICH STOCKHOLDERS ARE PROVIDED WITH AN ADVISORY VOTE ON EXECUTIVE COMPENSATION AS DISCLOSED PURSUANT TO THE COMPENSATION DISCLOSURE RULES OF THE SEC.

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PROPOSAL 6

RATIFICATION OF ACCOUNTANTS

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Independent Registered Public Accounting Firm

The Audit Committee of the Board has appointed Ernst & Young, LLP, or E&Y, as our independent registered accounting firm for the fiscal year ending June 30, 2018. We are not required to seek stockholder approval for the appointment of our independent registered public accounting firm, however, the Audit Committee and the full Board believe it is sound corporate practice to seek such approval. If the appointment is not ratified, the Audit Committee will investigate the reasons for stockholder rejection and will re-consider the appointment. Even if the selection is ratified, the Audit Committee in its discretion may direct the appointment of a different independent registered public accounting firm at any time during the year if it determines that such change would be in the best interests of us and our stockholders.

Attendance at Annual Meeting

Representatives of E&Y will be present at the Annual Meeting, will have the opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions from stockholders.

Fees Billed to the Company in fiscal years 2017 and 2016

The following table summarizes the fees for professional services rendered by (i) E&Y, our independent registered public accounting firm, who were appointed as the Company’s auditors on October 7, 2016, (ii) PricewaterhouseCoopers LLP, or PwC, our independent registered public accounting firm, who were engaged as our independent registered public accounting firm until October 4, 2016.

	Fiscal Year Ended June 30,
	2017	2016
Audit Fees (1)	$112,000	$115,000
Audit-Related Fees (2)	$20,125	$16,000
Tax Fees	$-	$-
All Other Fees	$-	$-
Total	$132,125	$131,000

(1)	Audit fees represent fees for professional services performed by E&Y and PwC for the audit of our annual financial statements and the review of our quarterly financial statements, as well as services that are normally provided in connection with statutory and regulatory filings or engagements.

(2)	Audit-related fees represent fees for assurance and related services performed by E&Y and PwC that are reasonably related to the performance of the audit or review of our financial statements.

Audit Committee Pre-Approval Policy

The Audit Committee, or a designated member of the Audit Committee, shall preapprove all auditing services and permitted non-audit services (including the fees and terms) to be performed for DelMar by our registered independent public accountants, subject to the de minimis exceptions for non-audit services that are approved by the Audit Committee prior to completion of the audit, provided that: (1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of revenues paid by DelMar to its registered independent public accountant during the fiscal year in which the services are provided; (2) such services were not recognized by DelMar at the time of the engagement to be non-audit services; and (3) such services are promptly brought to the attention of the Audit Committee and approved prior to the completion of the audit by the Audit Committee or by one or more members of the Audit Committee who are members of the Board to whom authority to grant such approvals has been delegated by the Audit Committee. Of the services set forth in the table above, all were preapproved by the Audit Committee.

Approval Required

Stockholder approval of this Proposal 6 will require the affirmative vote of the holders of a majority of the votes cast in person or by proxy at the Annual Meeting. As a result, abstentions and broker non-votes (see above), if any, will not affect the outcome of the vote of this Proposal.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP AS THE COMPANY’S independent registered accounting firm FOR THE YEAR ENDING JUNE 30, 2018.

ADDITIONAL INFORMATION

Householding of Special Meeting Materials

Some banks, brokers and other nominee record holders may be participating in the practice of “householding” proxy statements. This means that only one copy of this Proxy Statement may have been sent to multiple stockholders in the same household. We will promptly deliver a separate copy of this Proxy Statement to any stockholder upon written or oral request to: DelMar Pharmaceuticals, Inc., Suite 720-999 West Broadway, Vancouver, British Columbia, Canada V5Z 1K5, Attn.: Secretary, or at (604) 629-5989. Any stockholder who wants to receive a separate copy of this Proxy Statement, or of the Company’s proxy statements or annual reports in the future, or any stockholder who is receiving multiple copies and would like to receive only one copy per household, should contact the stockholder’s bank, broker, or other nominee record holder, or the stockholder may contact us at the address and phone number above.

Information About Stockholder Proposals

In order to include information with respect to a stockholder proposal in our proxy statement and related form of proxy for a stockholders’ meeting, stockholders must provide notice as required by the regulations promulgated under the Exchange Act. Proposals that stockholders wish to include in our proxy statement and form of proxy for presentation at our 2019 annual meeting of stockholders must be received by us by November 30, 2018 at: DelMar Pharmaceuticals, Inc., Suite 720-999 West Broadway, Vancouver, British Columbia, Canada V5Z 1K5, Attn.: Secretary. The SEC rules contain standards as to whether stockholder proposals are required to be included in our proxy statement.

By Order of the Board of Directors,

By:	/s/ Scott Praill
Scott Praill
Secretary

Vancouver, British Columbia, Canada

March 12, 2018

To assure that your shares are represented at the Annual Meeting, please either a) vote over the Internet following the instructions provided in this Proxy Statement or b) complete, sign, date and promptly return the proxy card to DelMar.

If you have any questions or require any assistance in voting your shares, please call:

Alliance Advisors LLC

200 Broadacres Drive, 3rd Floor, Bloomfield, NJ 07003

(855) 973-0093

Appendix A

Charter Amendment

BARBARA K. CEGAVSKE Secretary of State 202 North Carson Street Carson City, Nevada 89701-4201 (775) 684-5708 Website: www.nvsos.gov

Certificate of Amendment (PURSUANT TO NRS 78.385 AND 78.390)

USE BLACK INK ONLY - DO NOT HIGHLIGHT	ABOVE SPACE IS FOR OFFICE USE ONLY

Certificate of Amendment to Articles of Incorporation
For Nevada Profit Corporations

(Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock)

1. Name of corporation:

DelMar Pharmaceuticals, Inc.

2. The articles have been amended as follows: (provide article numbers, if available)

ARTICLE 2 (AUTHORIZED STOCK - NUMBER OF SHARES CORPORATION IS AUTHORIZED TO ISSUE) IS AMENDED IN ITS ENTIRETY TO READ AS FOLLOWS:

NUMBER OF SHARES WITH PAR VALUE:

70,000,000 COMMON - $0.001 PAR VALUE

5,000,000 PREFERRED - $0.001 PAR VALUE

3. The vote by which the stockholders holding shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation* have voted in favor of the amendment is:_______________

4. Effective date and time of filing: (optional)	Date:	Time:

 (must not be later than 90 days after the certificate is filed)

5. Signature: (required)

X

Signature of Officer

*If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless to limitations or restrictions on the voting power thereof.

IMPORTANT: Failure to include any of the above information and submit with the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees.	Nevada Secretary of State Amend Profit-After Revised: 1-5-15

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Appendix B

DELMAR PHARMACEUTICALS, INC.

2017 OMNIBUS EQUITY INCENTIVE PLAN

(As Amended and Restated Effective as of February 1, 2018)

1. Establishment and Purpose

1.1 The purpose of the DelMar Pharmaceuticals, Inc. 2017 Omnibus Equity Incentive Plan (the “Plan”) is to provide a means whereby eligible employees, officers, non-employee directors and other individual service providers develop a sense of proprietorship and personal involvement in the development and financial success of the Company and to encourage them to devote their best efforts to the business of the Company, thereby advancing the interests of the Company and its stockholders. The Company, by means of the Plan, seeks to retain the services of such eligible persons and to provide incentives for such persons to exert maximum efforts for the success of the Company and its Subsidiaries.

1.2 The Plan permits the grant of Nonqualified Stock Options, Incentive Stock Options, Stock Appreciation Rights, Restricted Stock, Stock Units, Performance Shares, Performance Units, Incentive Bonus Awards, Other Cash-Based Awards and Other Stock-Based Awards. This Plan shall become effective upon the date set forth in Section 17.1 hereof.

2. Definitions

Wherever the following capitalized terms are used in the Plan, they shall have the meanings specified below:

2.1 “Affiliate” means, with respect to a Person, a Person that directly or indirectly Controls, or is Controlled by, or is under common Control with, such Person.

2.2 “Applicable Law” means the requirements relating to the administration of equity-based awards or equity compensation plans under U.S. state corporate laws, U.S. federal and state securities laws, the Code, any stock exchange or quotation system on which the Common Stock is listed or quoted and the applicable laws of any foreign country or jurisdiction that applies to Awards.

2.3 “Award” means an award of a Stock Option, Stock Appreciation Right, Restricted Stock, Stock Unit, Performance Share, Performance Unit, Incentive Bonus Award, Other Cash-Based Award and/or Other Stock-Based Award granted under the Plan.

2.4 “Award Agreement” means either (i) a written or electronic agreement entered into between the Company and a Participant setting forth the terms and conditions of an Award including any amendment or modification thereof, or (ii) a written or electronic statement issued by the Company to a Participant describing the terms and provisions of such Award, including any amendment or modification thereof. The Committee may provide for the use of electronic, internet or other non-paper Award Agreements, and the use of electronic, internet or other non-paper means for the acceptance thereof and actions thereunder by a Participant. Each Award Agreement shall be subject to the terms and conditions of the Plan and need not be identical.

2.5 “Board” means the Board of Directors of the Company.

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2.6 “Cause” means (i) conviction of, or the entry of a plea of guilty or no contest to, a felony or any other crime that causes the Company or its Affiliates public disgrace or disrepute, or materially and adversely affects the Company’s or its Affiliates’ operations or financial performance or the relationships that the Company and/or its Affiliates have with its customers, (ii) gross negligence or willful misconduct with respect to the Company or any of its Affiliates, including, without limitation fraud, embezzlement, theft or proven dishonesty in the course of his or her employment; (iii) refusal to perform any lawful, material obligation or fulfill any duty (other than any duty or obligation of the type described in clause (v) below, which shall be governed by clause (v) below) to the Company or its Affiliates (other than due to a Disability), which refusal, if curable, is not cured within ten (10) days after delivery of written notice thereof; (iv) material breach of any agreement with or duty owed to the Company or any of its Affiliates, which breach, if curable, is not cured within ten (10) days after the delivery of written notice thereof (other than any duty or obligation of the type described in clause (v) below, which shall be governed by clause (v) below); or (v) any breach of any obligation or duty to the Company or any of its Affiliates (whether arising by statute, common law or agreement) relating to confidentiality, noncompetition, nonsolicitation or proprietary rights. Notwithstanding the foregoing, if a Participant and the Company (or any of its Affiliates) have entered into an employment agreement, consulting agreement or other similar agreement that specifically defines “cause,” then with respect to such Participant, “Cause” shall have the meaning defined in that employment agreement, consulting agreement or other agreement.

2.7 “Change in Control” means, unless otherwise provided in an Award Agreement, the occurrence of any one of the following events:

(i) any “person,” including a “group” (as such terms are used in Sections 13(d) and 14(d) of the Exchange Act, but excluding the Company, any entity controlling, controlled by or under common control with the Company, any trustee, fiduciary or other person or entity holding securities under any employee benefit plan or trust of the Company or any such entity, and, with respect to any particular Participant, the Participant and any “group” (as such term is used in Section 13(d)(3) of the Exchange Act) of which the Participant is a member), is or becomes the “beneficial owner” (as defined in Rule 13(d)(3) under the Exchange Act), directly or indirectly, of securities of the Company representing 50% or more of either (A) the combined voting power of the Company’s then outstanding securities or (B) the then outstanding shares of Common Stock (in either such case other than as a result of an acquisition of securities directly from the Company); or

(ii) any consolidation or merger of the Company where the stockholders of the Company, immediately prior to the consolidation or merger, would not, immediately after the consolidation or merger, beneficially own (as such term is defined in Rule 13d-3 under the Exchange Act), directly or indirectly, shares representing in the aggregate 50% or more of the combined voting power of the securities of the corporation issuing cash or securities in the consolidation or merger (or of its ultimate parent corporation, if any); or

(iii) there shall occur (A) any sale, lease, exchange or other transfer (in one transaction or a series of transactions contemplated or arranged by any party as a single plan) of all or substantially all of the assets of the Company, other than a sale or disposition by the Company of all or substantially all of the Company’s assets to an entity, at least 50% of the combined voting power of the voting securities of which are owned by “persons” (as defined above) in substantially the same proportion as their ownership of the Company immediately prior to such sale or (B) the approval by stockholders of the Company of any plan or proposal for the liquidation or dissolution of the Company; or

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(iv) the members of the Board at the beginning of any consecutive 24-calendar-month period (the “Incumbent Directors”) cease for any reason other than due to death to constitute at least a majority of the members of the Board; provided that any Director whose election, or nomination for election by the Company’s stockholders, was approved or ratified by a vote of at least a majority of the members of the Board then still in office who were members of the Board at the beginning of such 24-calendar-month period, shall be deemed to be an Incumbent Director.

Notwithstanding the foregoing, no event or condition shall constitute a Change in Control to the extent that, if it were, a 20% tax would be imposed under Section 409A of the Code; provided that, in such a case, the event or condition shall continue to constitute a Change in Control to the maximum extent possible (e.g., if applicable, in respect of vesting without an acceleration of distribution) without causing the imposition of such 20% tax.

2.8 “Code” means the Internal Revenue Code of 1986, as amended. For purposes of this Plan, references to sections of the Code shall be deemed to include references to any applicable regulations thereunder and any successor or similar provision.

2.9 “Committee” means the committee of the Board delegated with the authority to administer the Plan, or the full Board, as provided in Section 3 of the Plan. With respect to any decision relating to a Reporting Person, the Committee shall consist solely of two or more directors who are disinterested within the meaning of Rule 16b-3 promulgated under the Exchange Act, as amended from time to time, or any successor provision. The fact that a Committee member shall fail to qualify under any of these requirements shall not invalidate an Award if the Award is otherwise validly made under the Plan. The Board may at any time appoint additional members to the Committee, remove and replace members of the Committee with or without cause, and fill vacancies on the Committee however caused.

2.10 “Common Stock” means the Company’s Common Stock, par value $0.001 per share.

2.11 “Company” means DelMar Pharmaceuticals, Inc., a Nevada corporation, and any successor thereto as provided in Section 15.8.

2.12 “Continuous Service” means that the Participant’s service with the Company or an Affiliate, whether as an employee, Director or consultant, is not interrupted or terminated. A change in the capacity in which the Participant renders service to the Company or an Affiliate as an employee, Director or consultant or a change in the entity for which the Participant renders such service, provided that there is no interruption or termination of the Participant’s service with the Company or an Affiliate, will not terminate a Participant’s Continuous Service; provided, however, that if the entity for which a Participant is rendering services ceases to qualify as an Affiliate, as determined by the Committee in its sole discretion, such Participant’s Continuous Service will be considered to have terminated on the date such entity ceases to qualify as an Affiliate. For example, a change in status from an employee of the Company to a consultant of an Affiliate or to a director will not constitute an interruption of Continuous Service. To the extent permitted by Applicable Law, the Committee or the chief executive officer of the Company, in that party’s sole discretion, may determine whether Continuous Service will be considered interrupted in the case of (i) any leave of absence approved by the Company or chief executive officer, including sick leave, military leave or any other personal leave, or (ii) transfers between the Company, an Affiliate, or their successors. Notwithstanding the foregoing, a leave of absence will be treated as Continuous Service for purposes of vesting in an Award only to such extent as may be provided in the Company’s (or an Affiliate’s) leave of absence policy, in the written terms of any leave of absence agreement or policy applicable to the Participant, or as otherwise required by Applicable Law. Unless the Committee provides otherwise, in its discretion, or as otherwise required by Applicable Law, vesting of Options shall be tolled during any unpaid leave of absence by a Participant.

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2.13 “Control” means, as to any Person, the power to direct or cause the direction of the management and policies of such Person, or the power to appoint directors of the Company, whether through the ownership of voting securities, by contract or otherwise (the terms “Controlled by” and “under common Control with” shall have correlative meanings).

2.14 “Date of Grant” means the date on which an Award under the Plan is granted by the Committee, or such later date as the Committee may specify to be the effective date of an Award.

2.15 “Disability” means a Participant being considered “disabled” within the meaning of Section 409A of the Code and Treasury Regulation 1.409A-3(i)(4), as well as any successor regulation or interpretation.

2.16 “Effective Date” means the date set forth in Section 17.1 hereof.

2.17 “Eligible Person” means any person who is an employee, officer, director, consultant, advisor or other individual service provider of the Company or any Subsidiary, or any person who is determined by the Committee to be a prospective employee, officer, director, consultant, advisor or other individual service provider of the Company or any Subsidiary.

2.18 “Exchange Act” means the Securities Exchange Act of 1934, as amended.

2.19 “Fair Market Value” of a share of Common Stock shall be, as applied to a specific date (i) the closing price of a share of Common Stock as of such date on the principal established stock exchange or national market system on which the Common Stock is then traded (or, if there is no trading in the Common Stock as of such date, the closing price of a share of Common Stock on the most recent date preceding such date on which trades of the Common Stock were recorded), or (ii) if the shares of Common Stock are not then traded on an established stock exchange or national market system but are then traded in an over-the-counter market, the average of the closing bid and asked prices for the shares of Common Stock in such over-the-counter market as of such date (or, if there are no closing bid and asked prices for the shares of Common Stock as of such date, the average of the closing bid and the asked prices for the shares of Common Stock on the most recent date preceding such date on which such closing bid and asked prices are available on such over-the-counter market), or (iii) if the shares of Common Stock are not then listed on a national securities exchange or national market system or traded in an over-the-counter market, the price of a share of Common Stock as determined by the Committee in its discretion in a manner consistent with Section 409A of the Code and Treasury Regulation 1.409A-1(b)(5)(iv), as well as any successor regulation or interpretation.

2.20 “Fully Diluted” means, as applied to a specific date, the total number of shares of Common Stock outstanding as of such date, including the number of shares of Common Stock issuable upon the exercise of outstanding warrants or other securities exercisable for (or convertible into) Common Stock that are not part of any equity compensation plan, but excluding any shares of Common Stock issued under the Plan and/or the Legacy Plan and any shares of Common Stock subject to outstanding Awards granted under this Plan and/or options granted under the Legacy Plan.

2.21 “Incentive Bonus Award” means an Award granted under Section 12 of the Plan.

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2.22 “Incentive Stock Option” means a Stock Option granted under Section 6 hereof that is intended to meet the requirements of Section 422 of the Code and the regulations promulgated thereunder.

2.23 “Legacy Plan” means the Del Mar Pharmaceuticals (BC) Ltd. Amended and Restated Stock Option Plan.

2.24 “Nonqualified Stock Option” means a Stock Option granted under Section 6 hereof that is not an Incentive Stock Option.

2.25 “Other Cash-Based Award” means a contractual right granted to an Eligible Person under Section 13 hereof entitling such Eligible Person to receive a cash payment at such times, and subject to such conditions, as are set forth in the Plan and the applicable Award Agreement.

2.26 “Other Stock-Based Award” means a contractual right granted to an Eligible Person under Section 13 representing a notional unit interest equal in value to a share of Common Stock to be paid and distributed at such times, and subject to such conditions as are set forth in the Plan and the applicable Award Agreement.

2.27 “Outside Director” means a director of the Board who is not an employee of the Company or a Subsidiary.

2.28 “Participant” means any Eligible Person who holds an outstanding Award under the Plan.

2.29 “Person” shall mean any individual, partnership, firm, trust, corporation, limited liability company or other similar entity. When two or more Persons act as a partnership, limited partnership, syndicate or other group for the purpose of acquiring, holding or disposing of Common Stock, such partnership, limited partnership, syndicate or group shall be deemed a “Person”

2.30 “Performance Goals” shall mean performance goals established by the Committee as contingencies for the grant, exercise, vesting, distribution, payment and/or settlement, as applicable, of Awards.

2.31 “Performance Shares” means a contractual right granted to an Eligible Person under Section 10 hereof representing a notional unit interest equal in value to a share of Common Stock to be paid and distributed at such times, and subject to such conditions, as are set forth in the Plan and the applicable Award Agreement.

2.32 “Performance Unit” means a contractual right granted to an Eligible Person under Section 11 hereof representing a notional dollar interest as determined by the Committee to be paid and distributed at such times, and subject to such conditions, as are set forth in the Plan and the applicable Award Agreement.

2.33 “Plan” means this DelMar Pharmaceuticals, Inc. 2017 Omnibus Equity Incentive Plan, as amended and restated effective as of February 1, 2018, and as it may be further amended from time to time.

2.34 “Reporting Person” means an officer, director or greater than ten percent stockholder of the Company within the meaning of Rule 16a-2 under the Exchange Act, who is required to file reports pursuant to Rule 16a-3 under the Exchange Act.

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2.35 “Restricted Stock Award” means a grant of shares of Common Stock to an Eligible Person under Section 8 hereof that are issued subject to such vesting and transfer restrictions and such other conditions as are set forth in the Plan and the applicable Award Agreement.

2.36 “Securities Act” means the Securities Act of 1933, as amended.

2.37 “Stock Appreciation Right” means a contractual right granted to an Eligible Person under Section 7 hereof entitling such Eligible Person to receive a payment, upon the exercise of such right, in such amount and at such time, and subject to such conditions, as are set forth in the Plan and the applicable Award Agreement.

2.38 “Stock Option” means a contractual right granted to an Eligible Person under Section 6 hereof to purchase shares of Common Stock at such time and price, and subject to such conditions, as are set forth in the Plan and the applicable Award Agreement.

2.39 “Stock Unit Award” means a contractual right granted to an Eligible Person under Section 9 hereof representing notional unit interests equal in value to a share of Common Stock to be paid and distributed at such times, and subject to such conditions, as are set forth in the Plan and the applicable Award Agreement.

2.40 “Subsidiary” means an entity (whether or not a corporation) that is wholly or majority owned or controlled, directly or indirectly, by the Company; provided, however, that with respect to Incentive Stock Options, the term “Subsidiary” shall include only an entity that qualifies under section 424(f) of the Code as a “subsidiary corporation” with respect to the Company.

3. Administration

3.1 Committee Members. The Plan shall be administered by the Committee; provided that the entire Board may act in lieu of the Committee on any matter and the approval of the Board shall be required for the granting of or amendment to any Award, subject to Rule 16b-3 requirements referred to in Section 2.9 of the Plan or for enacting amendments to the Plan. If and to the extent permitted by Applicable Law, the Committee may authorize one or more Reporting Persons (or other officers) to make Awards to Eligible Persons who are not Reporting Persons (or other officers whom the Committee has specifically authorized to make Awards). Subject to Applicable Law and the restrictions set forth in the Plan, the Committee may delegate administrative functions to individuals who are Reporting Persons, officers, or employees of the Company or its Subsidiaries.

3.2 Committee Authority. The Committee shall function in its capacity to advise and make recommendations to the Board for approval in the granting of Awards, amending Awards, and enacting amendments to the Plan. In this capacity, the Committee shall have such powers and authority as may be necessary or appropriate for the Committee to carry out its functions as described in the Plan. Subject to the express limitations of the Plan, the Committee shall have authority in its discretion to determine, for recommendation to the Board, the Eligible Persons to whom, and the time or times at which, Awards may be granted, prescription for the number of shares, units or other rights subject to each Award, the exercise, base or purchase price of an Award (if any), the time or times at which an Award will become vested, exercisable or payable, the performance criteria, performance goals and other conditions of an Award, the duration of the Award, and all other terms of the Award. Subject to the terms of the Plan, the Committee shall recommend to the Board, amendments to the terms of an Award in any manner that is not inconsistent with the Plan (including without limitation to determine, add, cancel, waive, amend or otherwise alter any restrictions, terms or conditions of any Award, extend the post-termination exercisability period of any Stock Option and/or Stock Appreciation Right; provided that the Board shall not, without shareholder approval, reduce or reprice the exercise price of any Stock Option and/or Stock Appreciation Right that exceeds the Fair Market Value of a share of Common Stock on the date of such repricing; and provided further that no such action shall materially and adversely affect the rights of a Participant with respect to an outstanding Award without the Participant’s consent. The Committee shall recommend to the Board interpretations of the Plan, provided that the Board shall ultimately make all factual determinations under the Plan, and to make all other determinations necessary or advisable for Plan administration, including, without limitation, to correct any defect, to supply any omission or to reconcile any inconsistency in the Plan or any Award Agreement. The Committee shall make recommendations to prescribe, amend, and rescind rules and regulations relating to the Plan. The Committee’s recommendations under the Plan need not be uniform and may be made selectively among Participants and Eligible Persons, whether or not such persons are similarly situated. The Committee shall, in its discretion, consider and recommend such factors as it deems relevant in making its interpretations, determinations and actions under the Plan including, without limitation, the recommendations or advice of any officer or employee of the Company or such attorneys, consultants, accountants or other advisors as it may select. All interpretations, determinations, and actions by the Board shall be final, conclusive, and binding upon all parties.

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3.3 No Liability; Indemnification. Neither the Board nor any Committee member, nor any Person acting at the direction of the Board or the Committee, shall be liable for any act, omission, interpretation, construction or determination made in good faith with respect to the Plan or any Award or Award Agreement.  The Company and its Subsidiaries shall pay or reimburse any member of the Committee, as well as any other Person who takes action on behalf of the Plan, for all reasonable expenses incurred with respect to the Plan, and to the full extent allowable under Applicable Law shall indemnify each and every one of them for any claims, liabilities, and costs (including reasonable attorney’s fees) arising out of their good faith performance of duties on behalf of the Company with respect to the Plan.  The Company and its Subsidiaries may, but shall not be required to, obtain liability insurance for this purpose.

4. Shares Subject to the Plan

4.1 Plan Share Limitation.

(a) Subject to adjustment pursuant to Section 4.3 and any other applicable provisions hereof, the maximum aggregate number of shares of Common Stock which may be issued under all Awards granted to Participants under the Plan shall be 7,800,000 shares; provided, however, that such number shall be reduced by the number of shares of Common Stock issued under the Legacy Plan and/or subject to outstanding grants of options under the Legacy Plan (that is, which have not been forfeited or that have expired without having been exercised). All 7,800,000 of such shares initially available pursuant to this Section 4.1(a) may, but need not, be issued in respect of Incentive Stock Options.

(b) Shares of Common Stock issued under the Plan may be either authorized but unissued shares or shares held in the Company’s treasury. To the extent that any Award payable in shares of Common Stock is forfeited, cancelled, returned to the Company for failure to satisfy vesting requirements or upon the occurrence of other forfeiture events, or otherwise terminates without payment being made thereunder, the shares of Common Stock covered thereby will no longer be counted against the foregoing maximum share limitations and may again be made subject to Awards under the Plan pursuant to such limitations. Shares of Common Stock that otherwise would have been issued upon the exercise of a Stock Option or in payment with respect to any other form of Award, that are surrendered in payment or partial payment of the exercise price thereof and/or taxes withheld with respect to the exercise thereof or the making of such payment, will no longer be counted against the foregoing maximum share limitations and may again be made subject to Awards under the Plan pursuant to such limitations.

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4.2 Individual Participant Limitations. Subject to adjustment as provided in Section 4.3, the number of shares of Common Stock with respect to which Awards may be granted to any one Eligible Person under the Plan during any calendar year shall not exceed eight percent (8%) of the Company’s outstanding shares of Common Stock determined on a Fully Diluted basis as of the Date of Grant.

4.3 Adjustments. If there shall occur any change with respect to the outstanding shares of Common Stock by reason of any recapitalization, reclassification, stock dividend, extraordinary dividend, stock split, reverse stock split, or other distribution with respect to the shares of Common Stock, or any merger, reorganization, consolidation, combination, spin-off or other similar corporate change, or any other change affecting the Common Stock, the Committee shall, in the manner and to the extent that it deems appropriate and equitable to the Participants and consistent with the terms of the Plan, cause an adjustment to be made in (i) the maximum numbers and kind of shares provided in Section 4.1 hereof, (ii) the numbers and kind of shares of Common Stock, units, or other rights subject to then outstanding Awards, (iii) the price for each share or unit or other right subject to then outstanding Awards, (iv) the performance measures or goals relating to the vesting of an Award, and (v) any other terms of an Award that are affected by the event to prevent dilution or enlargement of a Participant’s rights under an Award. Notwithstanding the foregoing, in the case of Incentive Stock Options, any such adjustments shall, to the extent practicable, be made in a manner consistent with the requirements of Section 424(a) of the Code.

5. Participation and Awards

5.1 Designation of Participants. All Eligible Persons are eligible to be designated by the Committee to receive Awards and become Participants under the Plan. The Committee has the authority, in its discretion, to recommend to the Board and designate from time to time those Eligible Persons who are to be granted Awards, the types of Awards to be granted and the number of shares of Common Stock or units subject to Awards granted by the Board under the Plan. In selecting Eligible Persons to be Participants and in determining the type and amount of Awards to be granted by the Board under the Plan, the Committee shall consider any and all factors that it deems relevant or appropriate.

5.2 Determination of Awards. The Committee shall recommend to the Board the terms and conditions of all Awards granted to Participants in accordance with its authority under Section 3.2 hereof. An Award may consist of one type of right or benefit hereunder or of two or more such rights or benefits granted in tandem or in the alternative. To the extent deemed appropriate by the Committee, an Award shall be evidenced by an Award Agreement as described in Section 15.1 hereof.

6. Stock Options

6.1 Grant of Stock Option. A Stock Option may be granted to any Eligible Person selected by the Committee. Subject to the provisions of Section 6.6 hereof and Section 422 of the Code, each Stock Option shall be designated, in the discretion of the Committee, as an Incentive Stock Option or as a Nonqualified Stock Option.

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6.2 Exercise Price. The exercise price per share of a Stock Option shall not be less than 100% of the Fair Market Value of a share of Common Stock on the Date of Grant, subject to adjustments as provided for under Section 4.3, provided that the Committee may in its discretion specify for any Stock Option an exercise price per share that is higher than the Fair Market Value on the Date of Grant.

6.3 Vesting of Stock Options. The Committee shall in its discretion prescribe the time or times at which, or the conditions upon which, a Stock Option or portion thereof shall become vested and/or exercisable; provided, that, except for accelerated vesting in the event of a Participant’s death, disability, pursuant to the terms of an employment agreement with a Participant or in connection with a Change in Control, no Stock Option shall provide for vesting or exercise earlier than one year after the Date of Grant. The requirements for vesting and exercisability of a Stock Option may be based on the Continuous Service of the Participant for a specified time period (or periods) and/or on the attainment of a specified performance goal (or goals) established by the Committee in its discretion. The Committee in its sole discretion may allow a Participant to exercise unvested Nonqualified Stock Options, in which case the shares of Common Stock then issued shall be Restricted Stock having analogous vesting restrictions to the unvested Nonqualified Stock Options.

6.4 Term of Stock Options. The Committee shall in its discretion prescribe in an Award Agreement the period during which a vested Stock Option may be exercised, provided that the maximum term of a Stock Option shall be ten (10) years from the Date of Grant. A Stock Option may be earlier terminated as specified by the Committee and set forth in an Award Agreement upon or following the termination of a Participant’s Continuous Service for any reason, including by reason of voluntary resignation, death, Disability, termination for Cause or any other reason. Except as otherwise provided in this Section 6 or in an Award Agreement as such agreement may be amended from time to time upon authorization of the Committee, no Stock Option may be exercised at any time during the term thereof unless the Participant is then in Continuous Service. Notwithstanding the foregoing, unless an Award Agreement provides otherwise:

(a) If a Participant’s Continuous Service terminates by reason of his or her death, any Stock Option held by such Participant may, to the extent then exercisable, be exercised by such Participant’s estate or any Person who acquires the right to exercise such Stock Option by bequest or inheritance at any time in accordance with its terms for up to one year after the date of such Participant’s death (but in no event after the earlier of the expiration of the term of such Stock Option or such time as the Stock Option is otherwise canceled or terminated in accordance with its terms). Upon expiration of such one-year period, no portion of the Stock Option held by such Participant shall be exercisable and the Stock Option shall be deemed to be canceled, forfeited and of no further force or effect.

(b) If a Participant’s Continuous Service terminates by reason of his or her Disability, any Stock Option held by such Participant may, to the extent then exercisable, be exercised by the Participant or his or her personal representative at any time in accordance with its terms for up to one year after the date of such Participant’s termination of Continuous Service (but in no event after the earlier of the expiration of the term of such Stock Option or such time as the Stock Option is otherwise canceled or terminated in accordance with its terms). Upon expiration of such one-year period, no portion of the Stock Option held by such Participant shall be exercisable and the Stock Option shall be deemed to be canceled, forfeited and of no further force or effect.

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(c) If a Participant’s Continuous Service terminates for any reason other than death, Disability or Cause, any Stock Option held by such Participant may, to the extent then exercisable, be exercised by the Participant up until ninety (90) days following such termination of Continuous Service (but in no event after the earlier of the expiration of the term of such Stock Option or such time as the Stock Option is otherwise canceled or terminated in accordance with its terms). Upon expiration of such 90-day period, no portion of the Stock Option held by such Participant shall be exercisable and the Stock Option shall be deemed to be canceled, forfeited and of no further force or effect.

(d) To the extent that a Stock Option of a Participant whose Continuous Service terminates is not exercisable, such Stock Option shall be deemed forfeited and canceled on the ninetieth (90th) day after such termination of Continuous Service or at such earlier time as the Committee may determine.

6.5 Stock Option Exercise. Subject to such terms and conditions as shall be specified in an Award Agreement, a Stock Option may be exercised in whole or in part at any time during the term thereof by notice in the form required by the Company, and payment of the aggregate exercise price by certified or bank check, or such other means as the Committee may accept. As set forth in an Award Agreement or otherwise determined by the Committee, in its sole discretion, at or after grant, payment in full or in part of the exercise price of an Option may be made: (i) in the form of shares of Common Stock that have been held by the Participant for such period as the Committee may deem appropriate for accounting purposes or otherwise, valued at the Fair Market Value of such shares on the date of exercise; (ii) by surrendering to the Company shares of Common Stock otherwise receivable on exercise of the Option; (iii) by a cashless exercise program implemented by the Committee in connection with the Plan; and/or (iv) by such other method as may be approved by the Committee and set forth in an Award Agreement (provided that such method does not involve the Company providing a loan or other extension of credit to the Participant. Subject to any governing rules or regulations, as soon as practicable after receipt of written notification of exercise and full payment of the exercise price and satisfaction of any applicable tax withholding pursuant to Section 16.5, the Company shall deliver to the Participant evidence of book entry shares of Common Stock, or upon the Participant’s request, Common Stock certificates in an appropriate amount based upon the number of shares of Common Stock purchased under the Option. Unless otherwise determined by the Committee, all payments under all of the methods indicated above shall be paid in United States dollars or shares of Common Stock, as applicable.

6.6 Additional Rules for Incentive Stock Options.

(a) Eligibility.     An Incentive Stock Option may only be granted to an Eligible Person who is considered an employee under Treasury Regulation §1.421-1(h) of the Company or any Subsidiary.

(b) Annual Limits.     No Incentive Stock Option shall be granted to an Eligible Person as a result of which the aggregate Fair Market Value (determined as of the Date of Grant) of the stock with respect to which Incentive Stock Options are exercisable for the first time in any calendar year under the Plan and any other stock option plans of the Company or any Subsidiary would exceed $100,000, determined in accordance with Section 422(d) of the Code. This limitation shall be applied by taking Incentive Stock Options into account in the order in which granted.

(c) Ten Percent Stockholders.     If a Stock Option granted under the Plan is intended to be an Incentive Stock Option, and if the Participant, at the time of grant, owns stock possessing ten percent (10%) or more of the total combined voting power of all classes of Common Stock of the Company or any Subsidiary, then (i) the Stock Option exercise price per share shall in no event be less than 110% of the Fair Market Value of the Common Stock on the date of such grant and (ii) such Stock Option shall not be exercisable after the expiration of five (5) years following the date such Stock Option is granted.

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(d) Termination of Employment.     An Award of an Incentive Stock Option shall provide that such Stock Option may be exercised not later than three (3) months following termination of employment of the Participant with the Company and all Subsidiaries, or not later than one (1) year following death or a permanent and total disability within the meaning of Section 22(e)(3) of the Code, as and to the extent determined by the Committee to be necessary to comply with the requirements of Section 422 of the Code.

(e) Disqualifying Dispositions.     If shares of Common Stock acquired by exercise of an Incentive Stock Option are disposed of within two (2) years following the Date of Grant or one (1) year following the transfer of such shares to the Participant upon exercise, the Participant shall, promptly following such disposition, notify the Company in writing of the date and terms of such disposition and provide such other information regarding the disposition as the Company may reasonably require.

7. Stock Appreciation Rights

7.1 Grant of Stock Appreciation Rights. A Stock Appreciation Right may be granted to any Eligible Person selected by the Committee. Stock Appreciation Rights may be granted on a basis that allows for the exercise of the right by the Participant or that provides for the automatic payment of the right upon a specified date or event.

7.2 Base Price. The base price of a Stock Appreciation Right shall be determined by the Committee in its sole discretion; provided, however, that the base price for any grant of a Stock Appreciation Right shall not be less than 100% of the Fair Market Value of a share of Common Stock on the Date of Grant, subject to adjustments as provided for under Section 4.3.

7.3 Vesting Stock Appreciation Rights. The Committee shall in its discretion prescribe the time or times at which, or the conditions upon which, a Stock Appreciation Right or portion thereof shall become vested and/or exercisable; provided, that, except for accelerated vesting in the event of a Participant’s death, disability, pursuant to the terms of an employment agreement with a Participant or in connection with a Change in Control, no Stock Appreciation Right shall provide for vesting or exercise earlier than one year after the Date of Grant. The requirements for vesting and exercisability of a Stock Appreciation Right may be based on the Continuous Service of a Participant for a specified time period (or periods) or on the attainment of a specified performance goal (or goals) established by the Committee in its discretion. The Committee in its sole discretion may allow a Participant to exercise unvested Stock Appreciation Rights payable in shares of Common Stock, in which case the shares of Common Stock then issued shall be Restricted Stock having analogous vesting restrictions to the unvested Stock Appreciation Rights.

7.4 Term of Stock Appreciation Rights. The Committee shall in its discretion prescribe in an Award Agreement the period during which a vested Stock Appreciation Right may be exercised, provided that the maximum term of a Stock Appreciation Right shall be ten (10) years from the Date of Grant. A Stock Appreciation Right may be earlier terminated as specified by the Committee and set forth in an Award Agreement upon or following the termination of a Participant’s Continuous Service for any reason, including by reason of voluntary resignation, death, Disability, termination for Cause or any other reason. Except as otherwise provided in this Section 7 or in an Award Agreement as such agreement may be amended from time to time upon authorization of the Committee, no Stock Appreciation Right may be exercised at any time during the term thereof unless the Participant is then in Continuous Service.

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7.5 Payment of Stock Appreciation Rights. Subject to such terms and conditions as shall be specified in an Award Agreement, a vested Stock Appreciation Right may be exercised in whole or in part at any time during the term thereof by notice in the form required by the Company and payment of any exercise price. Upon the exercise of a Stock Appreciation Right and payment of any applicable exercise price, a Participant shall be entitled to receive an amount determined by multiplying: (i) the excess of the Fair Market Value of a share of Common Stock on the date of exercise of the Stock Appreciation Right over the base price of such Stock Appreciation Right, by (ii) the number of shares as to which such Stock Appreciation Right is exercised. Payment of the amount determined under the immediately preceding sentence may be made, as approved by the Committee and set forth in the Award Agreement, in shares of Common Stock valued at their Fair Market Value on the date of exercise, in cash, or in a combination of shares of Common Stock and cash, subject to applicable tax withholding requirements set forth in Section 16.5. If Stock Appreciation Rights are settled in shares of Common Stock, then as soon as practicable following the date of settlement the Company shall deliver to the Participant evidence of book entry shares of Common Stock, or upon the Participant’s request, Common Stock certificates in an appropriate amount.

8. Restricted Stock Awards

8.1 Grant of Restricted Stock Awards. A Restricted Stock Award may be granted to any Eligible Person selected by the Committee. The Committee may require the payment by the Participant of a specified purchase price in connection with any Restricted Stock Award. The Committee may provide in an Award Agreement for the payment of dividends and distributions to the Participant at the times of vesting or other payment of the Restricted Stock Award. If any dividends or distributions are paid in stock while a Restricted Stock Award is subject to restrictions under Section 8.3 of the Plan, the dividends or other distributions shares shall be subject to the same restrictions on transferability as the shares of Common Stock to which they were paid unless otherwise set forth in the Award Agreement. The Committee may also subject the grant of any Restricted Stock Award to the execution of a voting agreement with the Company or with any Affiliate of the Company.

8.2 Vesting Requirements. The restrictions imposed on shares of Common Stock granted under a Restricted Stock Award shall lapse in accordance with the vesting requirements specified by the Committee in the Award Agreement; provided, that, except for accelerated vesting in the event of a Participant’s death, disability, pursuant to the terms of an employment agreement with a Participant or in connection with a Change in Control, no Restricted Stock Award shall provide for vesting earlier than one year after the Date of Grant. Upon vesting of a Restricted Stock Award, such Award shall be subject to the tax withholding requirement set forth in Section 16.5. The requirements for vesting of a Restricted Stock Award may be based on the Continuous Service of the Participant for a specified time period (or periods) or on the attainment of a specified performance goal (or goals) established by the Committee in its discretion. If the vesting requirements of a Restricted Stock Award shall not be satisfied, the Award shall be forfeited and the shares of Common Stock subject to the Award shall be returned to the Company. In the event that the Participant paid any purchase price with respect to such forfeited shares, unless otherwise provided by the Committee in an Award Agreement, the Company will refund to the Participant the lesser of (i) such purchase price and (ii) the Fair Market Value of such shares on the date of forfeiture.

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8.3 Restrictions. Shares granted under any Restricted Stock Award may not be transferred, assigned or subject to any encumbrance, pledge, or charge until all applicable restrictions are removed or have expired, unless otherwise allowed by the Committee. The Committee may require in an Award Agreement that certificates representing the shares granted under a Restricted Stock Award bear a legend making appropriate reference to the restrictions imposed, and that certificates representing the shares granted or sold under a Restricted Stock Award will remain in the physical custody of an escrow holder until all restrictions are removed or have expired.

8.4 Rights as Stockholder. Subject to the foregoing provisions of this Section 8 and the applicable Award Agreement, the Participant to whom a Restricted Stock Award is made shall have all rights of a stockholder with respect to the shares granted to the Participant under the Restricted Stock Award, including the right to vote the shares and receive all dividends and other distributions paid or made with respect thereto (subject to Section 8.1), unless the Committee determines otherwise at the time the Restricted Stock Award is granted.

8.5 Section 83(b) Election. If a Participant makes an election pursuant to Section 83(b) of the Code with respect to a Restricted Stock Award, the Participant shall file, within 30 days following the Date of Grant, a copy of such election with the Company (directed to the Secretary thereof) and with the Internal Revenue Service, in accordance with the regulations under Section 83 of the Code. The Committee may provide in an Award Agreement that the Restricted Stock Award is conditioned upon the Participant’s making or refraining from making an election with respect to the Award under Section 83(b) of the Code.

9. Stock Unit Awards

9.1 Grant of Stock Unit Awards. A Stock Unit Award may be granted to any Eligible Person selected by the Committee. The value of each stock unit under a Stock Unit Award is equal to the Fair Market Value of the Common Stock on the applicable date or time period of determination, as specified by the Committee. A Stock Unit Award shall be subject to such restrictions and conditions as the Committee shall determine. A Stock Unit Award may be granted together with a dividend equivalent right with respect to the shares of Common Stock subject to the Award. If granted, the dividend equivalent amounts shall be accumulated and be payable subject to the same vesting conditions as the Stock Units to which they relate.

9.2 Vesting of Stock Unit Awards. On the Date of Grant, the Committee shall, in its discretion, determine any vesting requirements with respect to a Stock Unit Award, which shall be set forth in the Award Agreement; provided, that, except for accelerated vesting in the event of a Participant’s death, disability, pursuant to the terms of an employment agreement with a Participant or in connection with a Change in Control, no Stock Unit Award shall provide for vesting earlier than one year after the Date of Grant. The requirements for vesting of a Stock Unit Award may be based on the Continuous Service of the Participant for a specified time period (or periods) or on the attainment of a specified performance goal (or goals) established by the Committee in its discretion. A Stock Unit Award may be granted with a deferred payment date if permitted by the Committee.

9.3 Payment of Stock Unit Awards. A Stock Unit Award shall become payable to a Participant at the time or times determined by the Committee and set forth in the Award Agreement, which may be upon or following the vesting of the Award. Payment of a Stock Unit Award may be made, at the discretion of the Committee, in cash or in shares of Common Stock, or in a combination thereof as described in the Award Agreement, subject to applicable tax withholding requirements set forth in Section 16.5. Any cash payment of a Stock Unit Award shall be made based upon the Fair Market Value of the Common Stock, determined on such date or over such time period as determined by the Committee. Notwithstanding the foregoing, unless specified otherwise in the Award Agreement, any Stock Unit, whether settled in Common Stock or cash, shall be paid no later than two and one-half months after the later of the calendar year or fiscal year in which the Stock Units vest. If Stock Unit Awards are settled in shares of Common Stock, then as soon as practicable following the date of settlement, the Company shall deliver to the Participant evidence of book entry shares of Common Stock, or upon the Participant’s request, Common Stock certificates in an appropriate amount.

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10. Performance Shares

10.1 Grant of Performance Shares. Performance Shares may be granted to any Eligible Person selected by the Committee. A Performance Share Award shall be subject to such restrictions and condition as the Committee shall specify; provided, that, except for accelerated vesting in the event of a Participant’s death, disability, pursuant to the terms of an employment agreement with a Participant or in connection with a Change in Control, no Performance Share Award shall provide for vesting earlier than one year after the Date of Grant. A Performance Share Award may be granted with a dividend equivalent right with respect to the shares of Common Stock subject to the Award. If granted, the dividend equivalent amounts shall be accumulated and be payable subject to the same vesting conditions as the Performance Shares to which they relate.

10.2 Value of Performance Shares. Each Performance Share shall have an initial value equal to the Fair Market Value of a Share on the Date of Grant. The Committee shall set performance goals in its discretion that, depending on the extent to which they are met over a specified time period, shall determine the number of Performance Shares that shall be paid to a Participant.

10.3 Earning of Performance Shares. After the applicable time period has ended, the number of Performance Shares earned by the Participant over such time period shall be determined as a function of the extent to which the applicable corresponding performance goals have been achieved. This determination shall be made solely by the Committee.

10.4 Form and Timing of Payment of Performance Shares. The Committee shall pay at the close of the applicable Performance Period, or as soon as practicable thereafter, any earned Performance Shares in the form of cash or in shares of Common Stock or in a combination thereof, as specified in a Participant’s Award Agreement, subject to applicable tax withholding requirements set forth in Section 16.5. Notwithstanding the foregoing, unless specified otherwise in the Award Agreement, all Performance Shares shall be paid no later than two and one-half months following the later of the calendar year or fiscal year in which such Performance Shares vest. Any shares of Common Stock paid to a Participant under this Section 10.4 may be subject to any restrictions deemed appropriate by the Committee. If Performance Shares are settled in shares of Common Stock, then as soon as practicable following the date of settlement the Company shall deliver to the Participant evidence of book entry shares of Common Stock, or upon the Participant’s request, Common Stock certificates in an appropriate amount.

11. Performance Units

11.1 Grant of Performance Units. Performance Units may be granted to any Eligible Person selected by the Committee. A Performance Unit Award shall be subject to such restrictions and condition as the Committee shall specify in a Participant’s Award Agreement; provided, that, except for accelerated vesting in the event of a Participant’s death, disability, pursuant to the terms of an employment agreement with a Participant or in connection with a Change in Control, no Performance Unit Award shall provide for vesting earlier than one year after the Date of Grant.

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11.2 Value of Performance Units. Each Performance Unit shall have an initial notional value equal to a dollar amount determined by the Committee, in its sole discretion. The Committee shall set performance goals in its discretion that, depending on the extent to which they are met over a specified time period, will determine the number of Performance Units that shall be settled and paid to the Participant.

11.3 Earning of Performance Units. After the applicable time period has ended, the number of Performance Units earned by the Participant, and the amount payable in cash, in shares or in a combination thereof, over such time period shall be determined as a function of the extent to which the applicable corresponding performance goals have been achieved. This determination shall be made solely by the Committee.

11.4 Form and Timing of Payment of Performance Units. The Committee shall pay at the close of the applicable Performance Period, or as soon as practicable thereafter, any earned Performance Units in the form of cash or in shares of Common Stock or in a combination thereof, as specified in a Participant’s Award Agreement, subject to applicable tax withholding requirements set forth in Section 16.5. Notwithstanding the foregoing, unless specified otherwise in the Award Agreement, all Performance Units shall be paid no later than two and one-half months following the later of the calendar year or fiscal year in which such Performance Units vest. Any shares of Common Stock paid to a Participant under this Section 11.4 may be subject to any restrictions deemed appropriate by the Committee. If Performance Units are settled in shares of Common Stock, then as soon as practicable following the date of settlement the Company shall deliver to the Participant evidence of book entry shares of Common Stock, or upon the Participant’s request, Common Stock certificates in an appropriate amount.

12. Incentive Bonus Awards

12.1 Incentive Bonus Awards. The Committee, at its discretion, may grant Incentive Bonus Awards to such Participants as it may designate from time to time. The terms of a Participant’s Incentive Bonus Award shall be set forth in the Participant’s Award Agreement. Each Award Agreement shall specify such general terms and conditions as the Committee shall determine.

12.2 Incentive Bonus Award Performance Criteria. The determination of Incentive Bonus Awards for a given year or years may be based upon the attainment of specified levels of Company or Subsidiary performance as measured by pre-established, objective performance criteria determined at the discretion of the Committee. The Committee shall (i) select those Participants who shall be eligible to receive an Incentive Bonus Award, (ii) determine the performance period, (iii) determine target levels of performance, and (iv) determine the level of Incentive Bonus Award to be paid to each selected Participant upon the achievement of each performance level. The Committee generally shall make the foregoing determinations prior to the commencement of services to which an Incentive Bonus Award relates, to the extent applicable, and while the outcome of the performance goals and targets is uncertain.

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12.3 Payment of Incentive Bonus Awards.

(a) Incentive Bonus Awards shall be paid in cash or Common Stock, as set forth in a Participant’s Award Agreement. Payments shall be made following a determination by the Committee that the performance targets were attained and shall be made within two and one-half months after the later of the end of the fiscal or calendar year in which the Incentive Award is no longer subject to a substantial risk of forfeiture.

(b) The amount of an Incentive Bonus Award to be paid upon the attainment of each targeted level of performance shall equal a percentage of a Participant’s base salary for the fiscal year, a fixed dollar amount, or such other formula, as determined by the Committee.

13. Other Cash-Based Awards and Other Stock-Based Awards

13.1 Other Cash-Based and Stock-Based Awards. The Committee may grant other types of equity-based or equity-related Awards not otherwise described by the terms of this Plan (including the grant or offer for sale of unrestricted Shares) in such amounts and subject to such terms and conditions, as the Committee shall determine. Such Awards may involve the transfer of actual shares of Common Stock to a Participant, or payment in cash or otherwise of amounts based on the value of shares of Common Stock. In addition, the Committee, at any time and from time to time, may grant Other Cash-Based Awards to a Participant in such amounts and upon such terms as the Committee shall determine, in its sole discretion.

13.2 Value of Cash-Based Awards and Other Stock-Based Awards. Each Other Stock-Based Award shall be expressed in terms of shares of Common Stock or units based on shares of Common Stock, as determined by the Committee, in its sole discretion. Each Other Cash-Based Award shall specify a payment amount or payment range as determined by the Committee, in its sole discretion. If the Committee exercises its discretion to establish performance goals, the value of Other Cash-Based Awards that shall be paid to the Participant will depend on the extent to which such performance goals are met.

13.3 Payment of Cash-Based Awards and Other Stock-Based Awards. Payment, if any, with respect to Other Cash-Based Awards and Other Stock-Based Award shall be made in accordance with the terms of the Award, in cash or shares of Common Stock as the Committee determines.

14. Change in Control

14.1 Effect of Change in Control.

(a) The Committee may, at the time of the grant of an Award and as set forth in an Award Agreement, provide for the effect of a “Change in Control” on an Award. Such provisions may include any one or more of the following (unless the Award is continued after the Change in Control on substantially the same terms as in effect before the Change in Control or on such other terms as are agreed to by the Company and the acquirer): (i) the acceleration or extension of time periods for purposes of exercising, vesting in, or realizing gain from any Award, (ii) the elimination or modification of performance or other conditions related to the payment or other rights under an Award, (iii) provision for the cash settlement of an Award for an equivalent cash value, as determined by the Committee, or (iv) such other modification or adjustment to an Award as the Committee deems appropriate to maintain and protect the rights and interests of Participants upon or following a Change in Control. To the extent necessary for compliance with Section 409A of the Code, an Award Agreement shall provide that an Award subject to the requirements of Section 409A that would otherwise become payable upon a Change in Control shall only become payable to the extent that the requirements for a “change in control” for purposes of Section 409A have been satisfied.

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(b) Notwithstanding anything to the contrary set forth in the Plan, unless otherwise provided by an Award Agreement, upon or in anticipation of any Change in Control, the Committee may, in its sole and absolute discretion and without the need for the consent of any Participant, take one or more of the following actions contingent upon the occurrence of that Change in Control (unless the Award is continued after the Change in Control on substantially the same terms as in effect before the Change in Control or on such other terms as are agreed to by the Company and the acquirer): (i) cause any or all outstanding Stock Options and/or Stock Appreciation Rights held by Participants affected by the Change in Control to become vested and immediately exercisable, in whole or in part; (ii) cause restrictions and/or vesting conditions with respect to any or all outstanding Restricted Stock, Stock Units, Performance Shares, Performance Units, Incentive Bonus Award and any other Award held by a Participant affected by the Change in Control to lapse, in whole or in part; (iii) cancel any Stock Option or Stock Appreciation Right in exchange for a substitute option in a manner consistent with the requirements of Treasury Regulation. §1.424-1(a) or §1.409A-1(b)(5)(v)(D), as applicable (notwithstanding the fact that the original Stock Option may never have been intended to satisfy the requirements for treatment as an Incentive Stock Option); (iv) cancel any Restricted Stock, Stock Units, Performance Shares or Performance Units held by a Participant in exchange for restricted stock or performance shares of or stock or performance units in respect of the capital stock of any successor corporation; (v) terminate any Award in exchange for an amount of cash and/or property equal to the amount, if any, that would have been attained upon the exercise of such Award or realization of the Participant’s rights as of the date of the occurrence of the Change in Control (the “Change in Control Consideration”); provided, however that if the Change in Control Consideration with respect to any Option or Stock Appreciation Right does not exceed the exercise price of such Option or Stock Appreciation Right, the Committee may cancel the Option or Stock Appreciation Right without payment of any consideration therefor. Any such Change in Control Consideration may be subject to any escrow, indemnification and similar obligations, contingencies and encumbrances applicable in connection with the Change in Control to holders of Common Stock. Without limitation of the foregoing, if as of the date of the occurrence of the Change in Control the Committee determines that no amount would have been attained upon the realization of the Participant’s rights, then such Award may be terminated by the Company without payment. The Committee may cause the Change in Control Consideration to be subject to vesting conditions (whether or not the same as the vesting conditions applicable to the Award prior to the Change in Control) and/or make such other modifications, adjustments or amendments to outstanding Awards or this Plan as the Committee deems necessary or appropriate.

(c) The Committee may require a Participant to (i) represent and warrant as to the unencumbered title to the Participant’s Awards; (ii) bear such Participant’s pro rata share of any post-closing indemnity obligations, and be subject to the same or similar post-closing purchase price adjustments, escrow terms, offset rights, holdback terms and similar conditions as the other holders of Common Stock; and (iii) execute and deliver such documents and instruments as the Committee may reasonably require for the Participant to be bound by such obligations. The Committee will endeavor to take action under this Section 14 in a manner that does not cause a violation of Section 409A of the Code with respect to an Award.

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15. General Provisions

15.1 Award Agreement. To the extent deemed necessary by the Committee, an Award under the Plan shall be evidenced by an Award Agreement in a written or electronic form approved by the Committee setting forth the number of shares of Common Stock or units subject to the Award, the exercise price, base price, or purchase price of the Award, the time or times at which an Award will become vested, exercisable or payable and the term of the Award. The Award Agreement may also set forth the effect on an Award of termination of Continuous Service under certain circumstances. The Award Agreement shall be subject to and incorporate, by reference or otherwise, all of the applicable terms and conditions of the Plan, and may also set forth other terms and conditions applicable to the Award as determined by the Committee consistent with the limitations of the Plan. Award Agreements evidencing Incentive Stock Options shall contain such terms and conditions as may be necessary to meet the applicable provisions of Section 422 of the Code. The grant of an Award under the Plan shall not confer any rights upon the Participant holding such Award other than such terms, and subject to such conditions, as are specified in the Plan as being applicable to such type of Award (or to all Awards) or as are expressly set forth in the Award Agreement.

15.2 Forfeiture Events/Representations. The Committee may specify in an Award Agreement at the time of the Award that the Participant’s rights, payments and benefits with respect to an Award shall be subject to reduction, cancellation, forfeiture or recoupment upon the occurrence of certain specified events, in addition to any otherwise applicable vesting or performance conditions of an Award. Such events shall include, but shall not be limited to, termination of Continuous Service for Cause, violation of material Company policies, breach of noncompetition, confidentiality or other restrictive covenants that may apply to the Participant, or other conduct by the Participant that is detrimental to the business or reputation of the Company. The Committee may also specify in an Award Agreement that the Participant’s rights, payments and benefits with respect to an Award shall be conditioned upon the Participant making a representation regarding compliance with noncompetition, confidentiality or other restrictive covenants that may apply to the Participant and providing that the Participant’s rights, payments and benefits with respect to an Award shall be subject to reduction, cancellation, forfeiture or recoupment on account of a breach of such representation. Notwithstanding the foregoing, the confidentiality restrictions set forth in an Award Agreement shall not, and shall not be interpreted to, impair a Participant from exercising any legally protected whistleblower rights (including under Rule 21 of the Exchange Act). In addition and without limitation of the foregoing, any amounts paid hereunder shall be subject to recoupment in accordance with The Dodd–Frank Wall Street Reform and Consumer Protection Act and any implementing regulations thereunder, any “clawback” policy adopted by the Company or as is otherwise required by applicable law or stock exchange listing condition.

15.3 No Assignment or Transfer; Beneficiaries.

(a) Awards under the Plan shall not be assignable or transferable by the Participant, except by will or by the laws of descent and distribution, and shall not be subject in any manner to assignment, alienation, pledge, encumbrance or charge. Notwithstanding the foregoing, the Committee may provide in an Award Agreement that the Participant shall have the right to designate a beneficiary or beneficiaries who shall be entitled to any rights, payments or other benefits specified under an Award following the Participant’s death. During the lifetime of a Participant, an Award shall be exercised only by such Participant or such Participant’s guardian or legal representative. In the event of a Participant’s death, an Award may, to the extent permitted by the Award Agreement, be exercised by the Participant’s beneficiary as designated by the Participant in the manner prescribed by the Committee or, in the absence of an authorized beneficiary designation, by the legatee of such Award under the Participant’s will or by the Participant’s estate in accordance with the Participant’s will or the laws of descent and distribution, in each case in the same manner and to the same extent that such Award was exercisable by the Participant on the date of the Participant’s death.

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(b) Limited Transferability Rights. Notwithstanding anything else in this Section 15.3 to the contrary, the Committee may in its discretion provide in an Award Agreement that an Award in the form of a Nonqualified Stock Option, share-settled Stock Appreciation Right, Restricted Stock, Performance Share or share-settled Other Stock-Based Award may be transferred, on such terms and conditions as the Committee deems appropriate, either (i) by instrument to the Participant’s “Immediate Family” (as defined below), (ii) by instrument to an inter vivos or testamentary trust (or other entity) in which the Award is to be passed to the Participant’s designated beneficiaries, or (iii) by gift to charitable institutions. Any transferee of the Participant’s rights shall succeed and be subject to all of the terms of the applicable Award Agreement and the Plan. “Immediate Family” means any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, and shall include adoptive relationships.

15.4 Rights as Stockholder. A Participant shall have no rights as a holder of shares of Common Stock with respect to any unissued shares of Common Stock covered by an Award until the date the Participant becomes the holder of record of such securities. Except as provided in Section 4.3 hereof, no adjustment or other provision shall be made for dividends or other stockholder rights, except to the extent that the Award Agreement provides for dividend payments or dividend equivalent rights.

15.5 Employment or Continuous Service. Nothing in the Plan, in the grant of any Award or in any Award Agreement shall confer upon any Eligible Person or Participant any right to continue in Continuous Service, or interfere in any way with the right of the Company or any of its Subsidiaries to terminate the employment or other service relationship of an Eligible Person or Participant for any reason at any time.

15.6 Fractional Shares. In the case of any fractional share or unit resulting from the grant, vesting, payment or crediting of stock dividends under an Award, the Committee shall have the discretionary authority to (i) disregard such fractional share or unit, or (ii) round such fractional share or unit to the nearest lower or higher whole share or unit.

15.7 Other Compensation and Benefit Plans. The amount of any compensation deemed to be received by a Participant pursuant to an Award shall not constitute includable compensation for purposes of determining the amount of benefits to which a Participant is entitled under any other compensation or benefit plan or program of the Company or any Subsidiary, including, without limitation, under any bonus, pension, profit-sharing, life insurance, salary continuation or severance benefits plan, except to the extent specifically provided by the terms of any such plan.

15.8 Plan Binding on Transferees. The Plan shall be binding upon the Company, its transferees and assigns, and the Participant, the Participant’s executor, administrator and permitted transferees and beneficiaries. In addition, all obligations of the Company under this Plan with respect to Awards granted hereunder shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all of the business and/or assets of the Company.

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15.9 Foreign Jurisdictions. The Committee may adopt, amend and terminate such arrangements and grant such Awards, not inconsistent with the intent of the Plan, as it may deem necessary or desirable to comply with any tax, securities, regulatory or other laws of other jurisdictions with respect to Awards that may be subject to such laws. The terms and conditions of such Awards may vary from the terms and conditions that would otherwise be required by the Plan solely to the extent the Committee deems necessary for such purpose. Moreover, the Board may approve such supplements to or amendments, restatements or alternative versions of the Plan, not inconsistent with the intent of the Plan, as it may consider necessary or appropriate for such purposes, without thereby affecting the terms of the Plan as in effect for any other purpose.

15.10 No Obligation to Notify or Minimize Taxes. The Company will have no duty or obligation to any Participant to advise such holder as to the time or manner of exercising an Award. Furthermore, the Company will have no duty or obligation to warn or otherwise advise such holder of a pending termination or expiration of an Award or a possible period in which the Award may not be exercised. The Company has no duty or obligation to minimize the tax consequences of an Award to the holder of such Award.

15.11 Corporate Action Constituting Grant of Awards. Corporate action constituting a grant by the Company of an Award to any Participant will be deemed completed as of the date of such corporate action, unless otherwise determined by the Board, regardless of when the instrument, certificate, or letter evidencing the Award is communicated to, or actually received or accepted by, the Participant. In the event that the corporate records (e.g., Board or Committee consents, resolutions or minutes) documenting the corporate action constituting the grant contain terms (e.g., exercise price, vesting schedule or number of shares) that are inconsistent with those in the Award Agreement as a result of a clerical error in the papering of the Award Agreement, the corporate records will control and the Participant will have no legally binding right to the incorrect term in the Award Agreement.

15.12 Change in Time Commitment. In the event a Participant’s regular level of time commitment in the performance of the Participant’s services for the Company and any Affiliates is reduced (for example, and without limitation, if the Participant is an employee of the Company and the employee has a change in status from a full-time employee to a part-time employee) after the date of grant of any Award to the Participant, the Committee has the right in its sole discretion to (i) make a corresponding reduction in the number of shares subject to any portion of such Award that is scheduled to vest or become payable after the date of such change in time commitment and (ii) in lieu of or in combination with such a reduction, extend the vesting or payment schedule applicable to such Award. In the event of any such reduction, the Participant will have no right with respect to any portion of the Award that is so reduced or extended.

15.13 Substitute Awards in Corporate Transactions. Nothing contained in the Plan shall be construed to limit the right of the Committee to grant Awards under the Plan in connection with the acquisition, whether by purchase, merger, consolidation or other corporate transaction, of the business or assets of any corporation or other entity. Without limiting the foregoing, the Committee may grant Awards under the Plan to an employee or director of another corporation who becomes an Eligible Person by reason of any such corporate transaction in substitution for awards previously granted by such corporation or entity to such person. The terms and conditions of the substitute Awards may vary from the terms and conditions that would otherwise be required by the Plan solely to the extent the Committee deems necessary for such purpose. Any shares of Common Stock subject to these substitute Awards shall not be counted against any of the maximum share limitations set forth in the Plan.

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16. Legal Compliance

16.1 Securities Laws. No shares of Common Stock will be issued or transferred pursuant to an Award unless and until all then applicable requirements imposed by Federal and state securities and other laws, rules and regulations and by any regulatory agencies having jurisdiction, and by any exchanges upon which the shares of Common Stock may be listed, have been fully met. As a condition precedent to the issuance of shares pursuant to the grant or exercise of an Award, the Company may require the Participant to take any reasonable action to meet such requirements. The Committee may impose such conditions on any shares of Common Stock issuable under the Plan as it may deem advisable, including, without limitation, restrictions under the Securities Act, as amended, under the requirements of any exchange upon which such shares of the same class are then listed, and under any blue sky or other securities laws applicable to such shares. The Committee may also require the Participant to represent and warrant at the time of issuance or transfer that the shares of Common Stock are being acquired only for investment purposes and without any current intention to sell or distribute such shares. All Common Stock issued pursuant to the terms of this Plan shall constitute “restricted securities,” as that term is defined in Rule 144 promulgated pursuant to the Securities Act, and may not be transferred except in compliance herewith and with the registration requirements of the Securities Act or an exemption therefrom. Certificates representing Common Stock acquired pursuant to an Award may bear such legend as the Company may consider appropriate under the circumstances. If an Award is made to an Eligible Person who is subject to Chinese jurisdiction, and approval of the Award by China’s State Administration of Foreign Exchange is needed, the Award may be converted to cash or other equivalent amount if and to the extent that such approval is not obtained.

16.2 Incentive Arrangement. The Plan is designed to provide an on-going, pecuniary incentive for Participants to produce their best efforts to increase the value of the Company. The Plan is not intended to provide retirement income or to defer the receipt of payments hereunder to the termination of a Participant’s employment or beyond. The Plan is thus intended not to be a pension or welfare benefit plan that is subject to Employee Retirement Income Security Act of 1974 (“ERISA”), and shall be construed accordingly. All interpretations and determinations hereunder shall be made on a basis consistent with the Plan’s status as not an employee benefit plan subject to ERISA.

16.3 Unfunded Plan. The adoption of the Plan and any reservation of shares of Common Stock or cash amounts by the Company to discharge its obligations hereunder shall not be deemed to create a trust or other funded arrangement. Except upon the issuance of Common Stock pursuant to an Award, any rights of a Participant under the Plan shall be those of a general unsecured creditor of the Company, and neither a Participant nor the Participant’s permitted transferees or estate shall have any other interest in any assets of the Company by virtue of the Plan. Notwithstanding the foregoing, the Company shall have the right to implement or set aside funds in a grantor trust, subject to the claims of the Company’s creditors or otherwise, to discharge its obligations under the Plan.

16.4 Section 409A Compliance. To the extent applicable, it is intended that the Plan and all Awards hereunder comply with the requirements of Section 409A of the Code or an exemption thereto, and the Plan and all Award Agreements shall be interpreted and applied by the Committee in a manner consistent with this intent in order to avoid the imposition of any additional tax under Section 409A of the Code. Notwithstanding anything in the Plan or an Award Agreement to the contrary, in the event that any provision of the Plan or an Award Agreement is determined by the Committee, in its sole discretion, to not comply with the requirements of Section 409A of the Code or an exemption thereto, the Committee shall, in its sole discretion, have the authority to take such actions and to make such interpretations or changes to the Plan or an Award Agreement as the Committee deems necessary, regardless of whether such actions, interpretations, or changes shall adversely affect a Participant, subject to the limitations, if any, of applicable law. If an Award is subject to Section 409A of the Code, any payment made to a Participant who is a “specified employee” of the Company or any Subsidiary shall not be made before the date that is six months after the Participant’s “separation from service” to the extent required to avoid the adverse consequences of Section 409A of the Code. For purposes of this Section 16.4, the terms “separation from service” and “specified employee” shall have the meanings set forth in Section 409A of the Code. In no event whatsoever shall the Company be liable for any additional tax, interest or penalties that may be imposed on any Participant by Section 409A of the Code or any damages for failing to comply with Section 409A of the Code.

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16.5 Tax Withholding.

(a) The Company shall have the power and the right to deduct or withhold, or require a participant to remit to the Company, the minimum statutory amount to satisfy federal, state, and local taxes, domestic or foreign, required by law or regulation to be withheld with respect to any taxable event arising as a result of this Plan, but in no event shall such deduction or withholding or remittance exceed the minimum statutory withholding requirements unless permitted by the Company and such additional withholding amount will not cause adverse accounting consequences and is permitted under Applicable Law.

(b) Subject to such terms and conditions as shall be specified in an Award Agreement, a Participant may, in order to fulfill the withholding obligation, (i) tender previously-acquired shares of Common Stock or have shares of stock withheld from the exercise, provided that the shares have an aggregate Fair Market Value sufficient to satisfy in whole or in part the applicable withholding taxes; and/or (ii) utilize the broker-assisted exercise procedure described in Section 6.5 may also be utilized to satisfy the withholding requirements related to the exercise of a Stock Option.

(c) Notwithstanding the foregoing, a Participant may not use shares of Common Stock to satisfy the withholding requirements to the extent that (i) there is a substantial likelihood that the use of such form of payment or the timing of such form of payment would subject the Participant to a substantial risk of liability under Section 16 of the Exchange Act; (ii) such withholding would constitute a violation of the provisions of any law or regulation (including the Sarbanes-Oxley Act of 2002), or (iii) such withholding would cause adverse accounting consequences for the Company.

16.6 No Guarantee of Tax Consequences. Neither the Company, the Board, the Committee nor any other Person make any commitment or guarantee that any federal, state, local or foreign tax treatment will apply or be available to any Participant or any other Person hereunder.

16.7 Severability. If any provision of the Plan or any Award Agreement shall be determined to be illegal or unenforceable by any court of law in any jurisdiction, the remaining provisions hereof and thereof shall be severable and enforceable in accordance with their terms, and all provisions shall remain enforceable in any other jurisdiction.

16.8 Stock Certificates; Book Entry Form. Notwithstanding any provision of the Plan to the contrary, unless otherwise determined by the Committee or required by any applicable law, rule or regulation, any obligation set forth in the Plan pertaining to the delivery or issuance of stock certificates evidencing shares of Common Stock may be satisfied by having issuance and/or ownership of such shares recorded on the books and records of the Company (or, as applicable, its transfer agent or stock plan administrator).

16.9 Governing Law. The Plan and all rights hereunder shall be subject to and interpreted in accordance with the laws of the State of Nevada, without reference to the principles of conflicts of laws, and to applicable Federal securities laws.

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17. Effective Date, Amendment and Termination

17.1 Effective Date. The effective date of the Plan shall be the date on which the Plan is approved by the requisite percentage of the holders of the Common Stock of the Company; provided, however, that Awards granted under the Plan subsequent to the approval of the Plan by the Board shall be valid if such stockholder approval occurs within one year of the date on which such Board approval occurs.

17.2 Amendment; Termination. The Board may suspend or terminate the Plan (or any portion thereof) at any time and may amend the Plan at any time and from time to time in such respects as the Board may deem advisable or in the best interests of the Company or any Subsidiary; provided, however, that (a) no such amendment, suspension or termination shall materially and adversely affect the rights of any Participant under any outstanding Awards, without the consent of such Participant, (b) to the extent necessary and desirable to comply with any applicable law, regulation, or stock exchange rule, the Company shall obtain stockholder approval of any Plan amendment in such a manner and to such a degree as required, and (c) stockholder approval is required for any amendment to the Plan that (i) increases the number of shares of Common Stock available for issuance under the Plan, or (ii) changes the persons or class of persons eligible to receive Awards. The Plan will continue in effect until terminated in accordance with this Section 17.2; provided, however, that no Award will be granted hereunder on or after the 10th anniversary of the date of the Plan’s initial adoption by the Board (the “Expiration Date”); but provided further, that Awards granted prior to such Expiration Date may extend beyond that date.

INITIAL BOARD APPROVAL: July 7, 2017

BOARD APPROVAL OF PLAN, AS AMENDED AND RESTATED: February 9, 2018

INITIAL STOCKHOLDER APPROVAL: ____________________, 2018

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DelMar Pharmaceuticals, Inc.

PROXY FOR 2018 ANNUAL MEETING OF SHAREHOLDERS

APRIL 11, 2018

THE BOARD RECOMMENDS A VOTE FOR

THE PROPOSALS AND NOMINEES.

The undersigned hereby appoints Saiid Zarrabian and Scott Praill, or either of them, with full power of substitution, the proxy or proxies of the undersigned to vote all of the shares of DelMar Pharmaceuticals, Inc. (the “Company”) which the undersigned is entitled to vote at the Annual Meeting of Shareholders of the Company, to be held at Blake, Cassels & Graydon, LLP, 595 Burrard Street, Suite 2600 in Vancouver, British Columbia, Canada on Wednesday, April 11, 2018, at 9:00 a.m., and at any adjournment or postponements thereof, with the same force and effect as the undersigned might or could do if personally present.

I.       Election of Directors

          Nominees:

01 Erich Mohr	02 John Bell	03 Lynda Cranston	04 Robert Toth
05 Robert Hoffman	06 Saiid Zarrabian

☐ FOR ALL	☐ WITHHOLD ALL	☐ FOR ALL EXCEPT To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.

II.       Adoption of an amendment to the Company’s articles of incorporation, as amended, to increase the number of authorized shares of common stock from 50,000,000 shares to 70,000,000 shares.

☐ FOR	☐ AGAINST	☐ ABSTAIN

III.       Adoption of the Company’s 2017 Omnibus Equity Incentive Plan (As Amended and Restated Effective as of February 1, 2018).

☐ FOR	☐ AGAINST	☐ ABSTAIN

IV.       Advisory vote on the compensation of the Company’s Named Executive Officers as disclosed in this proxy statement.

☐ FOR	☐ AGAINST	☐ ABSTAIN

V.       Advisory vote on the frequency of holding an advisory vote on the compensation of the Company’s Named Executive Officers.

☐ One Year	☐ Two Years	☐ Three Years	☐ ABSTAIN

VI.       Ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for its fiscal year ending June 30, 2018.

☐ FOR	☐ AGAINST	☐ ABSTAIN

This Proxy is solicited by the Board of Directors of DelMar Pharmaceuticals, Inc. This Proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this Proxy will be voted “FOR” the election of the six nominees for director, “FOR” the adoption of an amendment to the Company’s Articles of Incorporation, “FOR” the approval of the Company’s 2017 Omnibus Equity Incentive Plan (As Amended and Restated Effective as of February 1, 2018), “FOR” the approval of the compensation of the Named Executive Officers, “FOR” THREE YEARS on the frequency of holding an advisory vote on executive compensation, and “FOR” the ratification of the appointment of our independent registered public accounting firm.

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON APRIL 11, 2018: THIS FORM OF PROXY CARD, THE PROXY STATEMENT AND OUR 2017 ANNUAL REPORT ARE AVAILABLE AT WWW.PROXYANDPRINTING.COM/DMPI

TO VOTE ONLINE: please visit http://www.proxyandprinting.com/dmpi

TO VOTE BY FAX: Please fax this proxy card to 1.727.289.0069

TO VOTE BY MAIL: Please sign, date and mail to

Anna Kotlova

15500 Roosevelt Blvd, Suite 301

Clearwater, FL 33760

IMPORTANT: Please date this Proxy and sign exactly as your name or names appear hereon. If shares are held jointly, both owners must sign. Executors, administrators, trustees, guardians and others signing in a representative capacity should give their full titles. If a corporation, please sign in full corporate name by the President or other authorized officer. If a partnership or limited liability company, then please sign in the entity name by authorized person.

Signature of Shareholder

Signature of Joint Shareholder

Dated: